REPORT CONTAINING AGGREGATED INFORMATION FOR 2005

I.  Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                                       Trust Totals
BALANCES AT DECEMBER 26, 2004
Principal Receivable Balance                                        24,058,009,498.44
Special Funding Account Balance                                                  0.00
Total Principal Balance                                             24,058,009,498.44

Aggregated Activity

Finance Charge Collections (excluding Recoveries)                    5,320,306,594.81
Total Discount Option Receivables Collections                                    0.00
Total Recoveries                                                       238,614,553.06
Total Collections of Finance Charge Receivables
  (including Recoveries)                                             5,558,921,147.88
Total Collections of Principal Receivables                          81,347,606,105.72
Total Defaulted amount                                               1,245,097,065.50
New Principal Receivables                                           82,848,768,667.30
Additions                                                            3,794,629,937.00

BALANCES AT DECEMBER 25, 2005
Ending Principal Receivables Balance                                28,108,704,653.24
Ending Required Minimum Principal Balance                           22,657,250,000.00
Ending Transferor Amount                                             6,933,704,653.24
Ending Special Funding Account Balance                                           0.00
Ending Total Principal Balance                                      28,108,704,653.24





                                     - 01 -


B. Series Allocations                            Series 2000-1        Series 2000-2       Series 2000-3       Series 2000-4
---------------------                            -------------        -------------       -------------       -------------
Group Number                                                 1                   2                   2                   2
Invested Amount                                           0.00                0.00                0.00                0.00
Adjusted Invested Amount                                  0.00                0.00                0.00                0.00
Principal Funding Account Balance                         0.00                0.00                0.00                0.00
Series Required Transferor Amount                         0.00                0.00                0.00                0.00
Series Allocation Percentage                             0.00%               0.00%               0.00%               0.00%
Series Alloc. Finance Charge Collections         10,111,862.80       10,111,862.80       65,786,212.88      214,469,293.36
Series Allocable Recoveries                         471,408.50          471,408.50        3,129,868.70        9,783,250.94
Series Alloc. Principal Collections             151,005,975.00      151,005,975.00      986,145,125.07    3,205,200,410.49
Series Allocable Defaulted Amount                 2,317,110.77        2,317,110.77       15,049,682.33       47,533,251.68

B. Series Allocations                            Series 2001-1       Series 2001-2       Series 2001-3       Series 2001-4
---------------------                            -------------       -------------       -------------       -------------

Group Number                                                 2                   1                   2                   2
Invested Amount                                 750,000,000.00      250,000,000.00      750,000,000.00      725,000,000.00
Adjusted Invested Amount                        750,000,000.00      250,000,000.00      750,000,000.00      725,000,000.00
Principal Funding Account Balance                         0.00                0.00                0.00                0.00
Series Required Transferor Amount                52,500,000.00       17,500,000.00       52,500,000.00       50,750,000.00
Series Allocation Percentage                             3.54%               1.18%               3.54%               3.42%
Series Alloc. Finance Charge Collections        202,456,086.00       67,485,362.00      202,456,086.00      195,707,549.80
Series Allocable Recoveries                       8,719,578.46        2,906,526.15        8,719,578.46        8,428,925.85
Series Alloc. Principal Collections           2,964,450,936.22      988,150,312.07    2,964,450,936.22    2,865,635,905.01
Series Allocable Defaulted Amount                45,430,415.61       15,143,471.87       45,430,415.61       43,916,068.43

B. Series Allocations                            Series 2001-6       Series 2001-7       Series 2002-1       Series 2002-2
---------------------                            -------------       -------------       -------------       -------------

Group Number                                                 2                   2                   2                   2
Invested Amount                                 700,000,000.00      650,000,000.00      920,000,000.00      940,000,000.00
Adjusted Invested Amount                        700,000,000.00      650,000,000.00      920,000,000.00      940,000,000.00
Principal Funding Account Balance                         0.00                0.00                0.00                0.00
Series Required Transferor Amount                49,000,000.00       45,500,000.00       64,400,000.00       65,800,000.00
Series Allocation Percentage                             3.31%               3.07%               4.34%               4.44%
Series Alloc. Finance Charge Collections        188,959,013.60      175,461,941.20      248,346,132.16      253,744,961.12
Series Allocable Recoveries                       8,138,273.23        7,556,968.00       10,696,016.25       10,928,538.34
Series Alloc. Principal Collections           2,766,820,873.80    2,569,190,811.39    3,636,393,148.43    3,715,445,173.39
Series Allocable Defaulted Amount                42,401,721.24       39,373,026.86       55,727,976.49       56,939,454.24

B. Series Allocations                            Series 2002-4       Series 2002-5       Series 2002-6       Series 2003-1
---------------------                            -------------       -------------       -------------       -------------

Group Number                                                 2                   2                   2                   2
Invested Amount                                           0.00      600,000,000.00      720,000,000.00      920,000,000.00
Adjusted Invested Amount                                  0.00      600,000,000.00      720,000,000.00      920,000,000.00
Principal Funding Account Balance                         0.00                0.00                0.00                0.00
Series Required Transferor Amount                         0.00       42,000,000.00       50,400,000.00       64,400,000.00
Series Allocation Percentage                             0.00%               2.83%               3.40%               4.34%
Series Alloc. Finance Charge Collections         66,852,250.88      161,964,868.80      194,357,842.56      248,346,132.16
Series Allocable Recoveries                       3,157,558.71        6,975,662.77        8,370,795.33       10,696,016.25
Series Alloc. Principal Collections           1,004,763,894.48    2,371,560,748.97    2,845,872,898.77    3,636,393,148.43
Series Allocable Defaulted Amount                15,360,282.38       36,344,332.49       43,613,198.99       55,727,976.49

B. Series Allocations                            Series 2003-3       Series 2003-4       Series 2004-1       Series 2004-2
---------------------                            -------------       -------------       -------------       -------------

Group Number                                                 2                   1                   2                   2
Invested Amount                                 750,000,000.00      680,000,000.00      800,000,000.00      400,000,000.00
Adjusted Invested Amount                        750,000,000.00      680,000,000.00      800,000,000.00      400,000,000.00
Principal Funding Account Balance                         0.00                0.00                0.00                0.00
Series Required Transferor Amount                52,500,000.00       47,600,000.00       56,000,000.00       28,000,000.00
Series Allocation Percentage                             3.54%               3.21%               3.78%               1.89%
Series Alloc. Finance Charge Collections        202,456,086.00      183,560,184.64      215,953,158.40      107,976,579.20
Series Allocable Recoveries                       8,719,578.46        7,905,751.14        9,300,883.70        4,650,441.85
Series Alloc. Principal Collections           2,964,450,936.22    2,687,768,848.84    3,162,080,998.63    1,581,040,499.32
Series Allocable Defaulted Amount                45,430,415.61       41,190,243.49       48,459,109.99       24,229,554.99



B. Series Allocations                                 Series 2000-5
---------------------                                 -------------
Group Number                                                     2
Invested Amount                                               0.00
Adjusted Invested Amount                                      0.00
Principal Funding Account Balance                             0.00
Series Required Transferor Amount                             0.00
Series Allocation Percentage                                 0.00%
Series Alloc. Finance Charge Collections            139,404,810.67
Series Allocable Recoveries                           6,359,102.62
Series Alloc. Principal Collections               2,083,376,829.24
Series Allocable Defaulted Amount                    30,896,562.62

B. Series Allocations                                 Series 2001-5
---------------------                                 -------------

Group Number                                                     2
Invested Amount                                     500,000,000.00
Adjusted Invested Amount                            500,000,000.00
Principal Funding Account Balance                             0.00
Series Required Transferor Amount                    35,000,000.00
Series Allocation Percentage                                 2.36%
Series Alloc. Finance Charge Collections            134,970,724.00
Series Allocable Recoveries                           5,813,052.31
Series Alloc. Principal Collections               1,976,300,624.14
Series Allocable Defaulted Amount                    30,286,943.74

B. Series Allocations                                 Series 2002-3
---------------------                                 -------------

Group Number                                                     2
Invested Amount                                     920,000,000.00
Adjusted Invested Amount                            920,000,000.00
Principal Funding Account Balance                             0.00
Series Required Transferor Amount                    64,400,000.00
Series Allocation Percentage                                 4.34%
Series Alloc. Finance Charge Collections            248,346,132.16
Series Allocable Recoveries                          10,696,016.25
Series Alloc. Principal Collections               3,636,393,148.43
Series Allocable Defaulted Amount                    55,727,976.49

B. Series Allocations                                Series 2003-2
---------------------                                -------------

Group Number                                                     2
Invested Amount                                   1,100,000,000.00
Adjusted Invested Amount                          1,100,000,000.00
Principal Funding Account Balance                             0.00
Series Required Transferor Amount                    77,000,000.00
Series Allocation Percentage                                 5.19%
Series Alloc. Finance Charge Collections            296,935,592.80
Series Allocable Recoveries                          12,788,715.08
Series Alloc. Principal Collections               4,347,861,373.12
Series Allocable Defaulted Amount                    66,631,276.23

B. Series Allocations                                Series 2004-3
---------------------                                -------------

Group Number                                                     1
Invested Amount                                     600,000,000.00
Adjusted Invested Amount                            600,000,000.00
Principal Funding Account Balance                             0.00
Series Required Transferor Amount                    42,000,000.00
Series Allocation Percentage                                 2.83%
Series Alloc. Finance Charge Collections            161,964,868.80
Series Allocable Recoveries                           6,975,662.77
Series Alloc. Principal Collections               2,371,560,748.97
Series Allocable Defaulted Amount                    36,344,332.49




                                     - 02 -


B. Series Allocations                                        Series 2004-4             Series 2004-5            Series 2005-1
---------------------                                        -------------             -------------            -------------
Group Number                                                             2                         2                        2
Invested Amount                                           1,100,000,000.00          1,000,000,000.00           600,000,000.00
Adjusted Invested Amount                                  1,100,000,000.00          1,000,000,000.00           600,000,000.00
Principal Funding Account Balance                                     0.00                      0.00                     0.00
Series Required Transferor Amount                            77,000,000.00             70,000,000.00            42,000,000.00
Series Allocation Percentage                                         5.19%                     4.72%                    2.83%
Series Alloc. Finance Charge Collections                    296,935,592.80            269,941,448.00           135,538,141.14
Series Allocable Recoveries                                  12,788,715.08             11,626,104.62             5,680,672.92
Series Alloc. Principal Collections                       4,347,861,373.12          3,952,601,248.29         1,978,593,783.75
Series Allocable Defaulted Amount                            66,631,276.23             60,573,887.48            30,305,796.94

B. Series Allocations                                        Series 2005-4             Series 2005-5            Series 2005-6
---------------------                                        -------------             -------------            -------------

Group Number                                                             2                         2                        2
Invested Amount                                             500,000,000.00          1,100,000,000.00           700,000,000.00
Adjusted Invested Amount                                    500,000,000.00          1,100,000,000.00           700,000,000.00
Principal Funding Account Balance                                     0.00                      0.00                     0.00
Series Required Transferor Amount                            35,000,000.00             77,000,000.00            49,000,000.00
Series Allocation Percentage                                         2.36%                     5.19%                    3.31%
Series Alloc. Finance Charge Collections                     79,045,619.79            149,860,640.88            79,973,795.77
Series Allocable Recoveries                                   3,145,675.91              5,842,085.92             3,096,541.13
Series Alloc. Principal Collections                       1,137,769,128.79          2,137,380,805.25         1,131,177,157.92
Series Allocable Defaulted Amount                            17,277,344.26             32,838,655.01            17,819,072.25

B. Series Allocations
---------------------

Group Number
Invested Amount
Adjusted Invested Amount
Principal Funding Account Balance
Series Required Transferor Amount
Series Allocation Percentage
Series Alloc. Finance Charge Collections
Series Allocable Recoveries
Series Alloc. Principal Collections
Series Allocable Defaulted Amount

1. Group 1 Allocations                                       Series 2000-1             Series 2001-2            Series 2003-4
----------------------                                       -------------             -------------            -------------
Invested Amount                                                       0.00            250,000,000.00           680,000,000.00
Investor Finance Charge Collections                           8,525,626.66             52,208,594.27           141,996,148.23

Investor Monthly Interest                                     2,878,583.33             13,634,467.05            12,921,213.70
Investor Default Amount                                       1,952,755.94             11,697,189.38            31,816,355.11
Investor Monthly Fees                                           833,333.33              5,000,000.00            13,600,000.00
Investor Additional Amounts                                           0.00                      0.00                     0.00
Total                                                         5,664,672.60             30,331,656.43            58,337,568.81

Reallocated Investor Finance Charge Collections               9,641,841.11             57,078,359.59           131,088,601.41
Available Excess                                              3,977,168.50             26,750,831.16            72,751,032.60

2. Group 2 Allocations                                                                 Series 2000-2            Series 2000-3
----------------------                                                                 -------------            -------------
Invested Amount                                                                                 0.00                     0.00
Investor Finance Charge Collections                                                     8,521,819.66            50,802,487.16

Investor Monthly Interest                                                               1,046,743.06             6,864,513.89
Investor Default Amount                                                                 1,952,755.94            11,619,617.69
Investor Monthly Fees                                                                     833,333.33             5,000,000.00
Investor Additional Amounts                                                                     0.00                     0.00
Total                                                                                   3,832,832.33            23,484,131.58

Reallocated Investor Finance Charge Collections                                         8,535,470.63            50,906,055.12
Investment Funding Account Proceeds                                                             0.00                     0.00
Available Excess                                                                        4,702,638.31            27,431,321.53



B. Series Allocations                                              Series 2005-2             Series 2005-3
---------------------                                              -------------             -------------
Group Number                                                                  2                         2
Invested Amount                                                  600,000,000.00            700,000,000.00
Adjusted Invested Amount                                         600,000,000.00            700,000,000.00
Principal Funding Account Balance                                          0.00                      0.00
Series Required Transferor Amount                                 42,000,000.00             49,000,000.00
Series Allocation Percentage                                              2.83%                     3.31%
Series Alloc. Finance Charge Collections                         135,538,141.14            110,663,867.70
Series Allocable Recoveries                                        5,680,672.92              4,403,946.28
Series Alloc. Principal Collections                            1,978,593,783.75          1,592,876,780.30
Series Allocable Defaulted Amount                                 30,305,796.94             24,188,281.96

B. Series Allocations                                             Series 2005-7             Series 2005-8
---------------------                                             -------------             -------------

Group Number                                                                  2                         2
Invested Amount                                                  700,000,000.00            500,000,000.00
Adjusted Invested Amount                                         700,000,000.00            500,000,000.00
Principal Funding Account Balance                                          0.00                      0.00
Series Required Transferor Amount                                 49,000,000.00             35,000,000.00
Series Allocation Percentage                                              3.31%                     2.36%
Series Alloc. Finance Charge Collections                          79,973,795.77             23,264,510.06
Series Allocable Recoveries                                        3,096,541.13                894,018.52
Series Alloc. Principal Collections                            1,131,177,157.92            326,254,606.98
Series Allocable Defaulted Amount                                 17,819,072.25              5,515,970.29

B. Series Allocations                                                                        Trust Total
---------------------                                                                        -----------

Group Number
Invested Amount                                                                         21,175,000,000.00
Adjusted Invested Amount                                                                21,175,000,000.00
Principal Funding Account Balance                                                                    0.00
Series Required Transferor Amount                                                        1,482,250,000.00
Series Allocation Percentage                                                                         100%
Series Alloc. Finance Charge Collections                                                 5,558,921,147.88
Series Allocable Recoveries                                                                238,614,553.06
Series Alloc. Principal Collections                                                     81,347,606,105.72
Series Allocable Defaulted Amount                                                        1,245,097,065.50

1. Group 1 Allocations                                            Series 2004-3             Group 1 Total
----------------------                                            -------------             -------------
Invested Amount                                                  600,000,000.00          1,530,000,000.00
Investor Finance Charge Collections                              125,290,719.03            328,021,088.18

Investor Monthly Interest                                         25,939,008.97             55,373,273.05
Investor Default Amount                                           28,073,254.51             73,539,554.94
Investor Monthly Fees                                             12,000,000.00             31,433,333.33
Investor Additional Amounts                                                0.00                      0.00
Total                                                             66,012,263.48            160,346,161.33

Reallocated Investor Finance Charge Collections                  130,204,351.07            328,013,153.18
Available Excess                                                  64,192,087.59            167,674,926.85

2. Group 2 Allocations                                            Series 2000-4             Series 2000-5
----------------------                                            -------------             -------------
Invested Amount                                                            0.00                      0.00
Investor Finance Charge Collections                              165,594,645.64            107,636,342.96

Investor Monthly Interest                                         26,011,187.19             16,897,640.64
Investor Default Amount                                           36,598,186.92             23,788,782.25
Investor Monthly Fees                                             16,161,626.67             10,505,040.00
Investor Additional Amounts                                                0.00                      0.00
Total                                                             78,771,000.78             51,191,462.89

Reallocated Investor Finance Charge Collections                  165,904,842.88            107,828,366.80
Investment Funding Account Proceeds                                   64,847.00                      0.00
Available Excess                                                  87,239,840.10             56,663,652.92




                                     - 03 -


2. Group 2 Allocations                                            Series 2001-1             Series 2001-3            Series 2001-4
----------------------                                            -------------             -------------            -------------
Invested Amount                                                  750,000,000.00            750,000,000.00           725,000,000.00
Investor Finance Charge Collections                              156,635,297.79            156,625,211.79           151,392,952.17

Investor Monthly Interest                                         27,098,731.88             27,011,902.71            26,111,505.95
Investor Default Amount                                           35,091,568.14             35,091,568.14            33,921,849.20
Investor Monthly Fees                                             15,000,000.00             15,000,000.00            14,500,000.00
Investor Additional Amounts                                                0.00                      0.00                     0.00
Total                                                             77,190,300.01             77,103,470.85            74,533,355.15

Reallocated Investor Finance Charge Collections                  156,975,996.62            156,889,167.46           151,659,528.54
Investment Funding Account Proceeds                                        0.00                      0.00                     0.00
Available Excess                                                  79,807,595.61             79,797,509.61            77,126,173.39

2. Group 2 Allocations                                            Series 2001-7             Series 2002-1            Series 2002-2
----------------------                                            -------------             -------------            -------------
Invested Amount                                                  650,000,000.00            920,000,000.00           940,000,000.00
Investor Finance Charge Collections                              135,731,612.28            192,112,435.86           196,288,793.13

Investor Monthly Interest                                         23,345,579.29             32,995,997.54            33,705,698.28
Investor Default Amount                                           30,412,692.39             43,045,656.92            43,981,432.07
Investor Monthly Fees                                             13,000,000.00             18,400,000.00            18,800,000.00
Investor Additional Amounts                                                0.00                      0.00                     0.00
Total                                                             66,758,271.68             94,441,654.46            96,487,130.35

Reallocated Investor Finance Charge Collections                  135,905,875.41            192,312,108.97           196,485,203.43
Investment Funding Account Proceeds                                        0.00                      0.00                     0.00
Available Excess                                                  69,147,603.73             97,870,454.51            99,998,073.08

2. Group 2 Allocations                                            Series 2002-5             Series 2002-6            Series 2003-1
----------------------                                            -------------             -------------            -------------
Invested Amount                                                  600,000,000.00            720,000,000.00           920,000,000.00
Investor Finance Charge Collections                              125,290,719.03            150,348,862.83           192,112,435.86

Investor Monthly Interest                                         21,843,695.50             26,032,254.60            32,995,997.54
Investor Default Amount                                           28,073,254.51             33,687,905.41            43,045,656.92
Investor Monthly Fees                                             12,000,000.00             14,400,000.00            18,400,000.00
Investor Additional Amounts                                                0.00                      0.00                     0.00
Total                                                             61,916,950.01             74,120,160.01            94,441,654.46

Reallocated Investor Finance Charge Collections                  125,745,507.30            150,714,428.76           192,312,108.97
Investment Funding Account Proceeds                                        0.00                      0.00                     0.00
Available Excess                                                  63,828,557.29             76,594,268.74            97,870,454.51

2. Group 2 Allocations                                            Series 2004-1             Series 2004-2            Series 2004-4
----------------------                                            -------------             -------------            -------------
Invested Amount                                                  800,000,000.00            400,000,000.00         1,100,000,000.00
Investor Finance Charge Collections                              167,054,292.05             83,527,146.01           229,699,651.57

Investor Monthly Interest                                         28,407,442.89             14,587,741.44            39,098,049.53
Investor Default Amount                                           37,431,006.02             18,715,503.01            51,467,633.27
Investor Monthly Fees                                             16,000,000.00              8,000,000.00            22,000,000.00
Investor Additional Amounts                                                0.00                      0.00                     0.00
Total                                                             81,838,448.90             41,303,244.45           112,565,682.80

Reallocated Investor Finance Charge Collections                  166,943,191.95             83,855,615.98           229,584,704.49
Investment Funding Account Proceeds                                        0.00                      0.00                     0.00
Available Excess                                                  85,104,743.05             42,552,371.52           117,019,021.69

2. Group 2 Allocations                                            Series 2005-2             Series 2005-3            Series 2005-4
----------------------                                            -------------             -------------            -------------
Invested Amount                                                  600,000,000.00            700,000,000.00           500,000,000.00
Investor Finance Charge Collections                              104,854,603.12             86,996,284.94            62,140,203.53

Investor Monthly Interest                                         18,453,968.83             15,886,548.22            11,591,256.67
Investor Default Amount                                           23,402,572.59             18,992,092.08            13,565,780.05
Investor Monthly Fees                                             10,000,000.00              8,166,666.67             5,833,333.33
Investor Additional Amounts                                                0.00                      0.00                     0.00
Total                                                             51,856,541.43             43,045,306.97            30,990,370.05

Reallocated Investor Finance Charge Collections                  104,446,784.12             86,431,807.15            61,980,727.33
Investment Funding Account Proceeds                                        0.00                      0.00                     0.00
Available Excess                                                  52,590,242.70             43,386,500.18            30,990,357.27



2. Group 2 Allocations                                                    Series 2001-5             Series 2001-6
----------------------                                                    -------------             -------------
Invested Amount                                                          500,000,000.00            700,000,000.00
Investor Finance Charge Collections                                      104,408,932.52            146,172,505.54

Investor Monthly Interest                                                 18,244,787.92             25,135,730.86
Investor Default Amount                                                   23,394,378.76             32,752,130.26
Investor Monthly Fees                                                     10,000,000.00             14,000,000.00
Investor Additional Amounts                                                        0.00                      0.00
Total                                                                     51,639,166.68             71,887,861.12

Reallocated Investor Finance Charge Collections                          104,829,631.08            146,354,511.29
Investment Funding Account Proceeds                                                0.00                      0.00
Available Excess                                                          53,190,464.41             74,466,650.17

2. Group 2 Allocations                                                    Series 2002-3             Series 2002-4
----------------------                                                    -------------             -------------
Invested Amount                                                          920,000,000.00                      0.00
Investor Finance Charge Collections                                      192,112,435.86             50,728,797.57

Investor Monthly Interest                                                 32,981,113.99              7,342,772.92
Investor Default Amount                                                   43,045,656.92             11,644,278.75
Investor Monthly Fees                                                     18,400,000.00              5,000,000.00
Investor Additional Amounts                                                        0.00                      0.00
Total                                                                     94,426,770.91             23,987,051.67

Reallocated Investor Finance Charge Collections                          192,297,225.41             50,569,802.10
Investment Funding Account Proceeds                                                0.00                      0.00
Available Excess                                                          97,870,454.51             26,602,632.43

2. Group 2 Allocations                                                    Series 2003-2             Series 2003-3
----------------------                                                    -------------             -------------
Invested Amount                                                        1,100,000,000.00            750,000,000.00
Investor Finance Charge Collections                                      229,699,651.57            156,613,398.79

Investor Monthly Interest                                                 39,425,042.86             26,868,577.71
Investor Default Amount                                                   51,467,633.27             35,091,568.14
Investor Monthly Fees                                                     22,000,000.00             15,000,000.00
Investor Additional Amounts                                                        0.00                      0.00
Total                                                                    112,892,676.13             76,960,145.85

Reallocated Investor Finance Charge Collections                          229,911,697.83            156,745,842.46
Investment Funding Account Proceeds                                                0.00                      0.00
Available Excess                                                         117,019,021.69             79,785,696.61

2. Group 2 Allocations                                                    Series 2004-5             Series 2005-1
----------------------                                                    -------------             -------------
Invested Amount                                                        1,000,000,000.00            600,000,000.00
Investor Finance Charge Collections                                      208,817,865.05            104,854,603.12

Investor Monthly Interest                                                 35,511,831.39             18,031,133.00
Investor Default Amount                                                   46,788,757.52             23,402,572.59
Investor Monthly Fees                                                     20,000,000.00             10,000,000.00
Investor Additional Amounts                                                        0.00                      0.00
Total                                                                    102,300,588.91             51,433,705.59

Reallocated Investor Finance Charge Collections                          208,681,517.72            104,023,948.29
Investment Funding Account Proceeds                                                0.00                      0.00
Available Excess                                                         106,380,928.81             52,590,242.70

2. Group 2 Allocations                                                    Series 2005-5             Series 2005-6
----------------------                                                    -------------             -------------
Invested Amount                                                        1,100,000,000.00            700,000,000.00
Investor Finance Charge Collections                                      118,140,037.31             63,057,481.98

Investor Monthly Interest                                                 21,805,879.03             11,841,342.72
Investor Default Amount                                                   25,850,220.01             14,025,757.40
Investor Monthly Fees                                                     11,000,000.00              5,833,333.33
Investor Additional Amounts                                                        0.00                      0.00
Total                                                                     58,656,099.04             31,700,433.46

Reallocated Investor Finance Charge Collections                          117,193,069.78             62,537,156.40
Investment Funding Account Proceeds                                                0.00                      0.00
Available Excess                                                          58,536,970.74             30,836,722.95



                                     - 04 -


2. Group 2 Allocations                                          Series 2005-7             Series 2005-8             Group 2 Total
----------------------                                          -------------             -------------             -------------
Invested Amount                                                700,000,000.00            500,000,000.00          19,645,000,000.00
Investor Finance Charge Collections                             63,057,481.98             18,350,678.74           3,979,390,561.36

Investor Monthly Interest                                       12,085,471.61              3,385,819.86             682,645,959.53
Investor Default Amount                                         14,025,757.40              4,349,241.30             889,723,465.85
Investor Monthly Fees                                            5,833,333.33              1,666,666.67             380,733,333.33
Investor Additional Amounts                                              0.00                      0.00                       0.00
Total                                                           31,944,562.35              9,401,727.83           1,953,102,758.71

Reallocated Investor Finance Charge Collections                 62,781,285.29             17,897,849.79           3,979,241,029.36
Investment Funding Account Proceeds                                      0.00                      0.00                  64,847.00
Available Excess                                                30,836,722.95              8,496,121.96           2,026,334,009.66

                                                                   GROUP I                   GROUP II
Group Investor Finance Charge Collections                      328,017,281.18          3,979,241,029.36
Group Expenses                                                 160,346,161.33          1,953,102,758.71
Reallocable Investor Finance Charge Collections                167,671,119.85          2,026,138,270.67



                                     - 05 -

II. Series 2000-1 Certificates


-------------------------------------------------------------------------------------------------------------------
                                                                     Series         Total Investor     Transferors
A. Investor/Transferor Allocations                                Allocations          Interest          Interest
----------------------------------                                -----------          --------          --------
Invested /Transferor Amount at 12/26/04                         593,292,466.05    500,000,000.00    93,292,466.05
Adjusted Invested Amount at 12/26/04                                       N/A    500,000,000.00              N/A
Collections of Finance Chg. Receivables                          10,111,862.80      8,525,626.66     1,590,043.14
Collections of Principal Receivables                            151,005,975.00    127,260,991.54    23,744,983.47
Defaulted Amount                                                  2,317,110.77      1,952,755.94       364,354.83

Invested / Transferor Amounts at 12/25/05                                    -                 -                -

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                                Class A            Class B       Interest          Total
--------------------------------------                               --------           --------       ---------         -----

Monthly Interest Due                                              2,595,000.00        185,000.00        98,583.33     2,878,583.33
Investor Default Amount                                           1,689,133.89        117,165.36       146,456.70     1,952,755.94
Investor Monthly Fees Due                                           720,833.33         50,000.00        62,500.00       833,333.33
Investor Additional Amounts Due                                              -                 -                -                -
Total Due                                                         5,004,967.22        352,165.36       307,540.03     5,664,672.60

Reallocated Investor Finance Charge Collections                                                                                N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                          Class A            Class B       Interest          Total
--------------------------------------------                         --------           --------       ---------         -----

Certificates Balance at 12/26/04                                432,500,000.00     30,000,000.00    37,500,000.00   500,000,000.00
Interest Distributions                                            2,595,000.00        185,000.00        98,583.33     2,878,583.33
Principal Deposits - Prin. Funding Account                      432,500,000.00     30,000,000.00                -   462,500,000.00
Principal Distributions                                         432,500,000.00     30,000,000.00    37,500,000.00   500,000,000.00
Total Distributions                                             435,095,000.00     30,185,000.00    37,598,583.33   502,878,583.33
Certificates Balance at 12/25/05                                             -                 -                -                -




                                     - 06 -

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $          1,006.00

      2.   Amount in respect of Class A Monthly Interest    $              6.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $          1,000.00

E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00

F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $          1,006.17

      2.   Amount in respect of Class B Monthly Interest    $              6.17

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $          1,000.00

G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00


                                     - 07 -

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     37,598,583.33

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $         98,583.33

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $     37,500,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-1:              $    370,786,252.53


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                             $ 0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-1:                                                            $0.00


                                     - 08 -

III. Series 2000-2 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor       Transferors
A. Investor/Transferor Allocations                  Allocations            Interest           Interest
----------------------------------                  -----------            --------           --------
Invested /Transferor Amount at 12/26/04            593,292,466.05     500,000,000.00      93,292,466.05
Adjusted Invested Amount at 12/26/04                          N/A     500,000,000.00                N/A
Collections of Finance Chg. Receivables             10,111,862.80       8,525,450.66       1,590,043.14
Collections of Principal Receivables               151,005,975.00     127,260,991.54      23,744,983.47
Defaulted Amount                                     2,317,110.77       1,952,755.94         364,354.83

Invested / Transferor Amounts at 12/25/05                       -                  -                  -


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A             Class B            Interest              Total
--------------------------------------                 --------            -------            ---------             -----

Monthly Interest Due                                   848,604.17          88,044.44         110,094.44         1,046,743.06
Investor Default Amount                              1,611,023.65         156,220.47         185,511.81         1,952,755.94
Investor Monthly Fees Due                              687,500.00          66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due                                 -                  -                  -                    -
Total Due                                            3,147,127.81         310,931.59         374,772.93         3,832,832.33

Reallocated Investor Finance Charge Collections                                                                          N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A             Class B            Interest              Total
--------------------------------------------          --------             -------           ---------             -----

Certificates Balance at 12/26/04                   412,500,000.00      40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                 848,604.17          88,044.44         110,094.44         1,046,743.06
Principal Deposits - Prin. Funding Account         412,500,000.00      40,000,000.00                  -       452,500,000.00
Principal Distributions                            412,500,000.00      40,000,000.00      47,500,000.00       500,000,000.00
Total Distributions                                413,348,604.17      40,088,044.44      47,610,094.44       501,046,743.06
Certificates Balance at 12/25/05                                -                  -                  -                    -




                                     - 09 -

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $          1,002.06

      2.   Amount in respect of Class A Monthly Interest    $              2.06

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $          1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $          1,002.20

      2.   Amount in respect of Class B Monthly Interest    $              2.20

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $          1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     47,610,094.44

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $        110,094.44

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $     47,500,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-2:              $    370,786,252.53


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $              0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-2:                                              $              0.00

IV. Series 2000-3 Certificates


-------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations              Interest            Interest
----------------------------------                   -----------              --------            --------
Invested /Transferor Amount at 12/26/04            1,186,584,932.11     1,000,000,000.00      186,584,932.11
Adjusted Invested Amount at 12/26/04                            N/A     1,000,000,000.00                 N/A
Collections of Finance Chg. Receivables               65,786,212.88        50,809,750.16       15,000,869.72
Collections of Principal Receivables                 986,145,125.07       761,423,319.33      224,721,805.74
Defaulted Amount                                      15,049,682.33        11,619,617.69        3,430,064.64

Invested / Transferor Amounts at 12/25/05                         -                    -                   -

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest              Total
--------------------------------------                   -------              --------            ---------              -----

Monthly Interest Due                                   5,568,520.83           576,711.11          719,281.94          6,864,513.89
Investor Default Amount                                9,586,184.60           929,569.42        1,103,863.68         11,619,617.69
Investor Monthly Fees Due                              4,125,000.00           400,000.00          475,000.00          5,000,000.01
Investor Additional Amounts Due                                   -                    -                   -                     -
Total Due                                             19,279,705.44         1,906,280.53        2,298,145.63         23,484,131.58

Reallocated Investor Finance Charge Collections                                                                                N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest              Total
--------------------------------------------             -------               -------            ---------              -----

Certificates Balance at 12/26/04                     825,000,000.00        80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                                 5,568,520.83           576,711.11          719,281.95          6,864,513.89
Principal Deposits - Prin. Funding Account           825,000,000.00        80,000,000.00                   -        905,000,000.00
Principal Distributions                              825,000,000.00        80,000,000.00       95,000,000.00      1,000,000,000.00
Total Distributions                                  830,568,520.83        80,576,711.11       95,719,281.95      1,006,864,513.89
Certificates Balance at 12/25/05                                  -                    -                   -                     -


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $          1,006.75

      2.   Amount in respect of Class A Monthly Interest    $              6.75

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $          1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $          1,007.21

      2.   Amount in respect of Class B Monthly Interest    $              7.21

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $          1,000.00

G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     95,719,281.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $        719,281.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $     95,000,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00

J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-3:              $    741,383,432.25


K. Aggregate Available Principal Collections treated as Shared Principal
Collections: $ 0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-3:                                              $              0.00

V. Series 2000-4 Certificates


------------------------------------------------------------------------------------------------------------------------------------
                                                            Series            Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations             Interest            Interest
----------------------------------                        -----------             --------            --------
Invested /Transferor Amount at 12/26/04               1,438,285,701.07     1,212,122,000.00     226,163,701.07
Adjusted Invested Amount at 12/26/04                    N/A                1,212,122,000.00      N/A
Collections of Finance Chg. Receivables                 214,469,293.36       165,610,046.64      48,915,798.72
Collections of Principal Receivables                  3,205,200,410.49     2,473,344,492.99     731,855,917.50
Defaulted Amount                                         47,533,251.68        36,598,186.92      10,935,064.76

Invested / Transferor Amounts at 12/25/05                            -                    -                  -


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B            Interest              Total
--------------------------------------                      -------               -------            --------              -----

Monthly Interest Due                                     21,113,333.33         2,192,814.93       2,705,038.93        26,011,187.19
Investor Default Amount                                  30,193,484.58         2,927,862.20       3,476,840.14        36,598,186.92
Investor Monthly Fees Due                                13,333,333.33         1,292,933.33       1,535,360.00        16,161,626.64
Investor Additional Amounts Due                                      -                    -                  -                    -
Total Due                                                64,640,151.27         6,413,610.47       7,717,239.07        78,771,000.78

Reallocated Investor Finance Charge Collections                                                                                 N/A
Interest and Principal Funding Investment Proceeds                                                                        64,847.00

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B            Interest              Total
--------------------------------------------                -------               -------            --------              -----

Certificates Balance at 12/26/04                      1,000,000,000.00        96,970,000.00     115,152,000.00     1,212,122,000.00
Interest Distributions                                   23,583,055.55         2,452,910.01       2,705,038.94        28,741,004.51
Principal Deposits - Prin. Funding Account            1,000,000,000.00        96,970,000.00                  -     1,096,970,000.00
Principal Distributions                               1,000,000,000.00        96,970,000.00     115,152,000.00     1,212,122,000.00
Total Distributions                                   1,023,583,055.56        99,422,910.03     117,857,038.94     1,240,863,004.52
Interest Funding Account Balance at 12/25/05                         -                    -                  -                    -
Certificates Balance at 12/25/05                                     -                    -                  -                    -


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $          1,023.58

      2.   Amount in respect of Class A Monthly Interest    $             23.58

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $          1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $          1,025.30

      2.   Amount in respect of Class B Monthly Interest    $             25.30

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $          1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $    117,857,038.94

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $      2,705,038.94

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $    115,152,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00

J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-4:              $    894,685,390.79


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $              0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-4:                                              $              0.00

VI. Series 2000-5 Certificates


------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations              Interest            Interest
----------------------------------                     -----------              --------            --------
Invested /Transferor Amount at 12/26/04               934,884,163.14        787,878,000.00     147,006,163.14
Adjusted Invested Amount at 12/26/04                             N/A        787,878,000.00                N/A
Collections of Finance Chg. Receivables               139,404,810.67        107,636,342.96      31,795,216.71
Collections of Principal Receivables                2,083,376,829.24      1,607,671,267.78     475,705,561.46
Defaulted Amount                                       30,896,562.62         23,788,782.25       7,107,780.37

Invested / Transferor Amounts at 12/25/05                          -                     -                  -


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B            Interest             Total
--------------------------------------                    -------                -------            --------             -----

Monthly Interest Due                                   13,709,168.60          1,430,215.53       1,758,256.51       16,897,640.64
Investor Default Amount                                19,625,764.98          1,903,095.33       2,259,921.93       23,788,782.25
Investor Monthly Fees Due                               8,666,666.67            840,400.00         997,973.33       10,505,040.00
Investor Additional Amounts Due                                    -                     -                  -                   -
Total Due                                              42,001,600.24          4,173,710.87       5,016,151.78       51,191,462.87

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B            Interest             Total
--------------------------------------------              -------                -------            --------             -----

Certificates Balance at 12/26/04                      650,000,000.00         63,030,000.00      74,848,000.00      787,878,000.00
Interest Distributions                                 13,709,168.61          1,430,215.54       1,758,256.50       16,897,640.64
Principal Deposits - Prin. Funding Account            650,000,000.00         63,030,000.00                  -      713,030,000.00
Principal Distributions                               650,000,000.00         63,030,000.00      74,848,000.00      787,878,000.00
Total Distributions                                   663,709,168.61         64,460,215.54      76,606,256.50      804,775,640.64
Certificates Balance at 12/25/05                                   -                     -                  -                   -


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $          1,021.09

      2.   Amount in respect of Class A Monthly Interest    $             21.09

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $          1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $          1,022.69

      2.   Amount in respect of Class B Monthly Interest    $             22.69

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $          1,000.00

G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     76,606,256.50

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $      1,758,256.50

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $     74,848,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-5:              $    581,544,544.47

K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                             $ 0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-5:                                              $              0.00

VII. Series 2001-1 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations               Interest              Interest
----------------------------------                    -----------               --------              --------

Invested /Transferor Amount at 12/26/04               889,938,699.08        750,000,000.00       139,938,699.08
Adjusted Invested Amount at 12/26/04                             N/A        750,000,000.00                  N/A
Collections of Finance Chg. Receivables               202,456,086.00        156,635,297.78        45,842,687.21
Collections of Principal Receivables                2,964,450,936.22      2,292,459,791.53       671,991,144.69
Defaulted Amount                                       45,430,415.61         35,091,568.14        10,338,847.47

Invested / Transferor Amounts at 12/25/05             995,585,761.04        750,000,000.00       245,585,761.04

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                    Class A                Class B              Interest             Total
--------------------------------------                    -------                -------              --------             -----

Monthly Interest Due                                   22,002,350.05          2,303,427.88         2,792,953.94       27,098,731.88
Investor Default Amount                                28,950,543.72          2,807,325.45         3,333,698.97       35,091,568.14
Investor Monthly Fees Due                              12,375,000.00          1,200,000.00         1,425,000.00       15,000,000.00
Investor Additional Amounts Due                                    -                     -                    -                   -
Total Due                                              63,327,893.76          6,310,753.34         7,551,652.92       77,190,300.02

Reallocated Investor Finance Charge Collections                                                                                 N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions              Class A                Class B              Interest             Total
--------------------------------------------              -------                -------              --------             -----

Certificates Balance at 12/26/04                      618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                 22,002,350.06          2,303,427.87         2,792,953.95       27,098,731.88
Principal Deposits - Prin. Funding Account                         -                     -                    -                   -
Principal Distributions                                            -                     -                    -                   -
Total Distributions                                    22,002,350.06          2,303,427.87         2,792,953.95       27,098,731.88
Certificates Balance at 12/25/05                      618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             35.56

      2.   Amount in respect of Class A Monthly Interest    $             35.56

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $              0.00

E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             38.39

      2.   Amount in respect of Class B Monthly Interest    $             38.39

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $              0.00

G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $      2,792,953.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $      2,792,953.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $              0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2001-1:                             N/A

K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $              0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-1:                                              $              0.00

VIII. Series 2001-2 Certificates


----------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations            Interest           Interest
----------------------------------                       -----------            --------           --------

Invested /Transferor Amount at 12/26/04                296,646,233.03      250,000,000.00      46,646,233.03
Adjusted Invested Amount at 12/26/04                              N/A      250,000,000.00                N/A
Collections of Finance Chg. Receivables                 67,485,362.00       52,208,594.27      15,280,895.74
Collections of Principal Receivables                   988,150,312.07      764,153,263.84     223,997,048.23
Defaulted Amount                                        15,143,471.87       11,697,189.38       3,446,282.49

Invested / Transferor Amounts at 12/25/05              331,861,920.35      250,000,000.00      81,861,920.35


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest             Total
--------------------------------------                     -------              -------            --------             -----

Monthly Interest Due                                    11,958,625.00          874,500.00         801,342.05       13,634,467.04
Investor Default Amount                                 10,118,068.81          701,831.36         877,289.20       11,697,189.38
Investor Monthly Fees Due                                4,325,000.00          300,000.00         375,000.00        5,000,000.04
Investor Additional Amounts Due                                     -                   -                  -                   -
Total Due                                               26,401,693.82        1,876,331.36       2,053,631.25       30,331,656.42

Reallocated Investor Finance Charge Collections                                                                              N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B            Interest             Total
--------------------------------------------             -------              -------           ---------            -----

Certificates Balance at 12/26/04                       216,250,000.00       15,000,000.00      18,750,000.00      250,000,000.00
Interest Distributions                                  11,958,624.96          874,500.00         801,342.04       13,634,467.04
Principal Deposits - Prin. Funding Account                          -                   -                  -                   -
Principal Distributions                                             -                   -                  -                   -
Total Distributions                                     11,958,624.96          874,500.00         801,342.04       13,634,467.04
Certificates Balance at 12/25/05                       216,250,000.00       15,000,000.00      18,750,000.00      250,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             55.30

      2.   Amount in respect of Class A Monthly Interest    $             55.30

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $              0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             58.30

      2.   Amount in respect of Class B Monthly Interest    $             58.30

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $              0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $        801,342.04

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $        801,342.04

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $              0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2001-2:                             N/A

K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $              0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-2:                                              $              0.00

IX. Series 2001-3 Certificates


------------------------------------------------------------------------------------------------------------------------------------
                                                             Series           Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations           Interest             Interest
----------------------------------                         -----------           --------             --------
Invested /Transferor Amount at 12/26/04                 889,938,699.08      750,000,000.00      139,938,699.08
Adjusted Invested Amount at 12/26/04                               N/A      750,000,000.00                 N/A
Collections of Finance Chg. Receivables                 202,456,086.00      156,625,211.78       45,842,687.21
Collections of Principal Receivables                  2,964,450,936.22    2,292,459,791.53      671,991,144.69
Defaulted Amount                                         45,430,415.61       35,091,568.14       10,338,847.47

Invested / Transferor Amounts at 12/25/05               995,585,761.04      750,000,000.00      245,585,761.04


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A              Class B             Interest              Total
--------------------------------------                      -------              -------             --------              -----

Monthly Interest Due                                     21,939,787.55        2,279,161.22        2,792,953.94        27,011,902.71
Investor Default Amount                                  28,950,543.72        2,807,325.45        3,333,698.97        35,091,568.14
Investor Monthly Fees Due                                12,375,000.00        1,200,000.00        1,425,000.00        15,000,000.00
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                63,265,331.26        6,286,486.69        7,551,652.92        77,103,470.85

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A              Class B             Interest              Total
--------------------------------------------                --------             -------             --------              -----

Certificates Balance at 12/26/04                        618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions                                   21,939,787.55        2,279,161.23        2,792,953.95        27,011,902.71
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      21,939,787.55        2,279,161.23        2,792,953.95        27,011,902.71
Certificates Balance at 12/25/05                        618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             35.46

      2.   Amount in respect of Class A Monthly Interest    $             35.46

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $              0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             37.99

      2.   Amount in respect of Class B Monthly Interest    $             37.99

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $              0.00

G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $      2,792,953.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $      2,792,953.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $              0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2001-3:                              N/A

K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $              0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-3:                                              $              0.00

X. Series 2001-4 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor        Transferors
A. Investor/Transferor Allocations                        Allocations           Interest             Interest
----------------------------------                        -----------           --------             --------

Invested /Transferor Amount at 12/26/04                860,274,075.78      725,000,000.00      135,274,075.78
Adjusted Invested Amount at 12/26/04                              N/A      725,000,000.00                 N/A
Collections of Finance Chg. Receivables                195,707,549.80      151,392,952.17       44,314,597.64
Collections of Principal Receivables                 2,865,635,905.01    2,216,044,465.14      649,591,439.87
Defaulted Amount                                        43,916,068.43       33,921,849.20        9,994,219.22

Invested / Transferor Amounts at 12/25/05              962,399,569.00      725,000,000.00      237,399,569.00


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A              Class B             Interest             Total
--------------------------------------                     -------              -------             --------             -----

Monthly Interest Due                                    21,208,461.30        2,203,189.18        2,699,855.48       26,111,505.96
Investor Default Amount                                 27,985,525.59        2,713,747.94        3,222,575.67       33,921,849.20
Investor Monthly Fees Due                               11,962,500.00        1,160,000.00        1,377,500.00       14,499,999.96
Investor Additional Amounts Due                                     -                   -                   -                   -
Total Due                                               61,156,486.90        6,076,937.12        7,299,931.17       74,533,355.16

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A              Class B             Interest             Total
--------------------------------------------               -------              -------             --------             -----

Certificates Balance at 12/26/04                       598,125,000.00       58,000,000.00       68,875,000.00      725,000,000.00
Interest Distributions                                  21,208,461.31        2,203,189.19        2,699,855.47       26,111,505.96
Principal Deposits - Prin. Funding Account                          -                   -                   -                   -
Principal Distributions                                             -                   -                   -                   -
Total Distributions                                     21,208,461.31        2,203,189.19        2,699,855.47       26,111,505.96
Certificates Balance at 12/25/05                       598,125,000.00       58,000,000.00       68,875,000.00      725,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             35.46

      2.   Amount in respect of Class A Monthly Interest    $             35.46

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class A Principal           $              0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $              0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $              0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $              0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $              0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             37.99

      2.   Amount in respect of Class B Monthly Interest    $             37.99

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $              0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $              0.00

      5.   Amount in respect of Class B Principal           $              0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $              0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $              0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $              0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $              0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $      2,699,855.47

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $      2,699,855.47

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $              0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $              0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $              0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2001-4:                              N/A


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $              0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-4:                                              $              0.00

XI. Series 2001-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations               Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                         593,292,466.05            500,000,000.00            93,292,466.05
Adjusted Invested Amount at 12/26/04                                       N/A            500,000,000.00                      N/A
Collections of Finance Chg. Receivables                         134,970,724.00            104,408,932.53            30,561,791.48
Collections of Principal Receivables                          1,976,300,624.14          1,528,306,527.69           447,994,096.46
Defaulted Amount                                                 30,286,943.74             23,394,378.76             6,892,564.98

Invested / Transferor Amounts at 12/25/05                       663,723,840.69            500,000,000.00           163,723,840.69


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----
Monthly Interest Due                                     14,835,066.70        1,547,751.92        1,861,969.30        18,244,787.91
Investor Default Amount                                  19,300,362.48        1,871,550.30        2,222,465.98        23,394,378.76
Investor Monthly Fees Due                                 8,250,000.00          800,000.00          950,000.00         9,999,999.96
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                42,385,429.18        4,219,302.23        5,034,435.27        51,639,166.69

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                   14,835,066.70        1,547,751.93        1,861,969.28        18,244,787.91
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      14,835,066.70        1,547,751.93        1,861,969.28        18,244,787.91
Certificates Balance at 12/25/05                        412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $              35.96

      2.   Amount in respect of Class A Monthly Interest    $              35.96

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $               0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $              38.69

      2.   Amount in respect of Class B Monthly Interest    $              38.69

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $               0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       1,861,969.28

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       1,861,969.28

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $               0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2001-5:                               N/A


K. Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L. Amount of Series Enhancement drawn upon and allocated
to Series 2001-5:                                           $               0.00

XII. Series 2001-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations               Interest                   Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                         830,609,452.47            700,000,000.00           130,609,452.47
Adjusted Invested Amount at 12/26/04                                       N/A            700,000,000.00                      N/A
Collections of Finance Chg. Receivables                         188,959,013.60            146,172,505.54            42,786,508.07
Collections of Principal Receivables                          2,766,820,873.80          2,139,629,138.76           627,191,735.04
Defaulted Amount                                                 42,401,721.24             32,752,130.26             9,649,590.98

Invested / Transferor Amounts at 12/25/05                       929,213,376.97            700,000,000.00           229,213,376.97

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       --------           -------            ---------              -----
Monthly Interest Due                                     20,418,743.38        2,110,230.47        2,606,757.02        25,135,730.86
Investor Default Amount                                  27,020,507.47        2,620,170.42        3,111,452.38        32,752,130.26
Investor Monthly Fees Due                                11,550,000.00        1,120,000.00        1,330,000.00        14,000,000.04
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                58,989,250.85        5,850,400.88        7,048,209.41        71,887,861.12

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        577,500,000.00       56,000,000.00       66,500,000.00       700,000,000.00
Interest Distributions                                   20,418,743.36        2,110,230.47        2,606,757.02        25,135,730.86
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      20,418,743.36        2,110,230.47        2,606,757.02        25,135,730.86
Certificates Balance at 12/25/05                        577,500,000.00       56,000,000.00       66,500,000.00       700,000,000.00

D.   Aggregate Distributions in respect of the Class A
Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $              35.36

      2.   Amount in respect of Class A Monthly Interest    $              35.36

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $               0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $              37.68

      2.   Amount in respect of Class B Monthly Interest    $              37.68

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $               0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $               0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $               0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $               0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       2,606,757.02

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       2,606,757.02

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $               0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2001-6:                               N/A


K.   Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L.   Amount of Series Enhancement drawn upon and allocated
to Series 2001-6:                                           $               0.00

XIII. Series 2001-7 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Series                Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations                Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                         771,280,205.87            650,000,000.00           121,280,205.87
Adjusted Invested Amount at 12/26/04                                       N/A            650,000,000.00                      N/A
Collections of Finance Chg. Receivables                         175,461,941.20            135,731,612.28            39,730,328.92
Collections of Principal Receivables                          2,569,190,811.39          1,986,798,485.99           582,392,325.40
Defaulted Amount                                                 39,373,026.86             30,412,692.39             8,960,334.48

Invested / Transferor Amounts at 12/25/05                       862,840,992.90            650,000,000.00           212,840,992.90

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----
Monthly Interest Due                                     18,960,261.71        1,964,757.50        2,420,560.09        23,345,579.29
Investor Default Amount                                  25,090,471.22        2,433,015.39        2,889,205.78        30,412,692.39
Investor Monthly Fees Due                                10,725,000.00        1,040,000.00        1,235,000.00        12,999,999.96
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                54,775,732.93        5,437,772.89        6,544,765.87        66,758,271.67

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        536,250,000.00       52,000,000.00       61,750,000.00       650,000,000.00
Interest Distributions                                   18,960,261.71        1,964,757.49        2,420,560.08        23,345,579.29
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      18,960,261.71        1,964,757.49        2,420,560.08        23,345,579.29
Certificates Balance at 12/25/05                        536,250,000.00       52,000,000.00       61,750,000.00       650,000,000.00

D.   Aggregate Distributions in respect of the Class A
Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $              35.36

      2.   Amount in respect of Class A Monthly Interest    $              35.36

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $               0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $              37.78

      2.   Amount in respect of Class B Monthly Interest    $              37.78

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $               0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $               0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $               0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $               0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       2,420,560.08

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       2,420,560.08

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $               0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2001-7:                               N/A


K.   Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L.   Amount of Series Enhancement drawn upon and allocated
to Series 2001-7:                                           $               0.00

XIV. Series 2002-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations                Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                       1,091,658,137.54            920,000,000.00           171,658,137.54
Adjusted Invested Amount at 12/26/04                                       N/A            920,000,000.00                      N/A
Collections of Finance Chg. Receivables                         248,346,132.16            192,112,435.86            56,233,696.32
Collections of Principal Receivables                          3,636,393,148.43          2,812,084,010.94           824,309,137.48
Defaulted Amount                                                 55,727,976.49             43,045,656.92            12,682,319.57

Invested / Transferor Amounts at 12/25/05                     1,221,251,866.87            920,000,000.00           301,251,866.87

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----
Monthly Interest Due                                     26,759,319.39        2,810,654.65        3,426,023.51        32,995,997.54
Investor Default Amount                                  35,512,666.96        3,443,652.55        4,089,337.41        43,045,656.92
Investor Monthly Fees Due                                15,180,000.00        1,472,000.00        1,748,000.00        18,399,999.96
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                77,451,986.35        7,726,307.19        9,263,360.91        94,441,654.46

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                   26,759,319.40        2,810,654.65        3,426,023.50        32,995,997.54
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      26,759,319.40        2,810,654.65        3,426,023.50        32,995,997.54
Certificates Balance at 12/25/05                        759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00

D.   Aggregate Distributions in respect of the Class A
Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $              35.26

      2.   Amount in respect of Class A Monthly Interest    $              35.26

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $               0.00


E.   Aggregate Class A Investor Charge-Offs and
Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F.   Aggregate Distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $              38.19

      2.   Amount in respect of Class B Monthly Interest    $              38.19

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $               0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $               0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $               0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $               0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       3,426,023.50

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       3,426,023.50

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $               0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2002-1:                               N/A


K.   Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L.   Amount of Series Enhancement drawn upon and allocated
to Series 2002-1:                                           $               0.00

XV. Series 2002-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations                Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                       1,115,389,836.18            940,000,000.00           175,389,836.18
Adjusted Invested Amount at 12/26/04                                       N/A            940,000,000.00                      N/A
Collections of Finance Chg. Receivables                         253,744,961.12            196,288,793.13            57,456,167.98
Collections of Principal Receivables                          3,715,445,173.39          2,873,216,272.05           842,228,901.34
Defaulted Amount                                                 56,939,454.24             43,981,432.07            12,958,022.17

Invested / Transferor Amounts at 12/25/05                     1,247,800,820.50            940,000,000.00           307,800,820.50

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----
Monthly Interest Due                                     27,341,043.73        2,864,152.28        3,500,502.28        33,705,698.29
Investor Default Amount                                  36,284,681.46        3,518,514.57        4,178,236.05        43,981,432.07
Investor Monthly Fees Due                                15,510,000.00        1,504,000.00        1,786,000.00        18,800,000.04
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                79,135,725.19        7,886,666.84        9,464,738.32        96,487,130.33

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        775,500,000.00       75,200,000.00       89,300,000.00       940,000,000.00
Interest Distributions                                   27,341,043.73        2,864,152.29        3,500,502.29        33,705,698.29
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      27,341,043.73        2,864,152.29        3,500,502.29        33,705,698.29
Certificates Balance at 12/25/05                        775,500,000.00       75,200,000.00       89,300,000.00       940,000,000.00

D.   Aggregate Distributions in respect of the Class A
Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $              35.26

      2.   Amount in respect of Class A Monthly Interest    $              35.26

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $               0.00


E.   Aggregate Class A Investor Charge-Offs and
Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F.   Aggregate Distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $              38.09

      2.   Amount in respect of Class B Monthly Interest    $              38.09

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $               0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $               0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $               0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $               0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       3,500,502.29

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       3,500,502.29

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $               0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2002-2:                               N/A


K.   Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L.   Amount of Series Enhancement drawn upon and allocated
to Series 2002-2:                                           $               0.00

XVI. Series 2002-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations                Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                       1,091,658,137.54            920,000,000.00           171,658,137.54
Adjusted Invested Amount at 12/26/04                                       N/A            920,000,000.00                      N/A
Collections of Finance Chg. Receivables                         248,346,132.16            192,112,435.86            56,233,696.32
Collections of Principal Receivables                          3,636,393,148.43          2,812,084,010.94           824,309,137.48
Defaulted Amount                                                 55,727,976.49             43,045,656.92            12,682,319.57

Invested / Transferor Amounts at 12/25/05                     1,221,251,866.87            920,000,000.00           301,251,866.87

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----
Monthly Interest Due                                     26,759,319.39        2,795,771.09        3,426,023.51        32,981,113.99
Investor Default Amount                                  35,512,666.96        3,443,652.55        4,089,337.41        43,045,656.92
Investor Monthly Fees Due                                15,180,000.00        1,472,000.00        1,748,000.00        18,399,999.96
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                77,451,986.35        7,711,423.66        9,263,360.91        94,426,770.91

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                   26,759,319.40        2,795,771.10        3,426,023.50        32,981,113.99
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      26,759,319.40        2,795,771.10        3,426,023.50        32,981,113.99
Certificates Balance at 12/25/05                        759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00

D.   Aggregate Distributions in respect of the Class A
Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $               5.26

      2.   Amount in respect of Class A Monthly Interest    $               5.26

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $               0.00


E.   Aggregate Class A Investor Charge-Offs and
Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F.   Aggregate Distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $              37.99

      2.   Amount in respect of Class B Monthly Interest    $              37.99

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $               0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $               0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $               0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $               0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       3,426,023.50

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       3,426,023.50

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $               0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2002-3:                               N/A


K.   Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L.   Amount of Series Enhancement drawn upon and allocated
to Series 2002-3:                                           $               0.00

XVII. Series 2002-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations                Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                         593,292,466.05            500,000,000.00            93,292,466.05
Adjusted Invested Amount at 12/26/04                                       N/A            500,000,000.00                      N/A
Collections of Finance Chg. Receivables                          66,852,250.88             50,728,797.58            16,143,335.31
Collections of Principal Receivables                          1,004,763,894.48            762,220,462.58           242,543,431.90
Defaulted Amount                                                 15,360,282.38             11,644,278.75             3,716,003.62

Invested / Transferor Amounts at 12/25/05                                    -                         -                        -

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----
Monthly Interest Due                                      5,924,602.86          627,906.94          790,263.11         7,342,772.91
Investor Default Amount                                   9,606,529.97          931,542.30        1,106,206.48        11,644,278.75
Investor Monthly Fees Due                                 4,125,000.00          400,000.00          475,000.00         4,999,999.98
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                19,656,132.84        1,959,449.25        2,371,469.58        23,987,051.67

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                    5,924,602.87          627,906.95          790,263.10         7,342,772.91
Principal Deposits - Prin. Funding Account              412,500,000.00       40,000,000.00                   -       452,500,000.00
Principal Distributions                                 412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00
Total Distributions                                     418,424,602.87       40,627,906.95       48,290,263.10       507,342,772.91
Certificates Balance at 12/25/05                                     -                   -                   -                    -

D.   Aggregate Distributions in respect of the Class A
Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $           1,014.36

      2.   Amount in respect of Class A Monthly Interest    $              14.36

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $           1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $           1,015.70

      2.   Amount in respect of Class B Monthly Interest    $              15.70

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $           1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $               0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $               0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $               0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $      48,290,263.10

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $         790,263.10

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $      47,500,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2002-4:              $     369,785,525.03


K.   Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L.   Amount of Series Enhancement drawn upon and allocated
to Series 2002-4:                                           $               0.00

XVIII. Series 2002-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations                Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                         711,950,959.26            600,000,000.00           111,950,959.26
Adjusted Invested Amount at 12/26/04                                       N/A            600,000,000.00                      N/A
Collections of Finance Chg. Receivables                         161,964,868.80            125,290,719.03            36,674,149.77
Collections of Principal Receivables                          2,371,560,748.97          1,833,967,833.22           537,592,915.75
Defaulted Amount                                                 36,344,332.49             28,073,254.51             8,271,077.98

Invested / Transferor Amounts at 12/25/05                       796,468,608.83            600,000,000.00           196,468,608.83

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----

Monthly Interest Due                                     17,752,030.04        1,857,302.31        2,234,363.16        21,843,695.50
Investor Default Amount                                  23,160,434.97        2,245,860.36        2,666,959.18        28,073,254.51
Investor Monthly Fees Due                                 9,900,000.00          960,000.00        1,140,000.00        12,000,000.00
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                50,812,465.02        5,063,162.67        6,041,322.34        61,916,950.01

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        495,000,000.00       48,000,000.00       57,000,000.00       600,000,000.00
Interest Distributions                                   17,752,030.04        1,857,302.32        2,234,363.15        21,843,695.50
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      17,752,030.04        1,857,302.32        2,234,363.15        21,843,695.50
Certificates Balance at 12/25/05                        495,000,000.00       48,000,000.00       57,000,000.00       600,000,000.00

D.   Aggregate Distributions in respect of the Class A
Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $              35.86

      2.   Amount in respect of Class A Monthly Interest    $              35.86

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class A Principal           $               0.00


E.   Aggregate Class A Investor Charge-Offs and
Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $               0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $               0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $               0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $               0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $              38.69

      2.   Amount in respect of Class B Monthly Interest    $              38.69

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $               0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $               0.00

      5.   Amount in respect of Class B Principal           $               0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $               0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $               0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $               0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $               0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       2,234,363.15

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       2,234,363.15

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $               0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $               0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $               0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $               0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $               0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2002-5:                               N/A


K.   Aggregate Available Principal Collections treated as
Shared Principal Collections:                               $               0.00

L.   Amount of Series Enhancement drawn upon and allocated
to Series 2002-5:                                           $               0.00

XIX. Series 2002-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series               Total Investor             Transferors
A. Investor/Transferor Allocations                                Allocations                Interest                  Interest
----------------------------------                                -----------             --------------             -----------
Invested /Transferor Amount at 12/26/04                         854,341,151.12            720,000,000.00           134,341,151.12
Adjusted Invested Amount at 12/26/04                                       N/A            720,000,000.00                      N/A
Collections of Finance Chg. Receivables                         194,357,842.56            150,348,862.83            44,008,979.73
Collections of Principal Receivables                          2,845,872,898.77          2,200,761,399.87           645,111,498.90
Defaulted Amount                                                 43,613,198.99             33,687,905.41             9,925,293.57

Invested / Transferor Amounts at 12/25/05                       955,762,330.59            720,000,000.00           235,762,330.59

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest              Total
--------------------------------------                       -------            -------            ----------             -----
Monthly Interest Due                                     21,122,256.05        2,228,762.77        2,681,235.79        26,032,254.60
Investor Default Amount                                  27,792,521.97        2,695,032.43        3,200,351.01        33,687,905.41
Investor Monthly Fees Due                                11,880,000.00        1,152,000.00        1,368,000.00        14,400,000.00
Investor Additional Amounts Due                                      -                   -                   -                    -
Total Due                                                60,794,778.01        6,075,795.19        7,249,586.80        74,120,160.00

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest              Total
--------------------------------------------                 -------            -------            ----------             -----

Certificates Balance at 12/26/04                        594,000,000.00       57,600,000.00       68,400,000.00       720,000,000.00
Interest Distributions                                   21,122,256.06        2,228,762.77        2,681,235.80        26,032,254.60
Principal Deposits - Prin. Funding Account                           -                   -                   -                    -
Principal Distributions                                              -                   -                   -                    -
Total Distributions                                      21,122,256.06        2,228,762.77        2,681,235.80        26,032,254.60
Certificates Balance at 12/25/05                        594,000,000.00       57,600,000.00       68,400,000.00       720,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $   35.56

      2.   Amount in respect of Class A Monthly Interest    $   35.56

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $    0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $    0.00

      5.   Amount in respect of Class A Principal           $    0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $     0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $     0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $     0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $     0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $    38.69

      2.   Amount in respect of Class B Monthly Interest    $    38.69

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $     0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $     0.00

      5.   Amount in respect of Class B Principal           $     0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $     0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $2,681,235.80

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $2,681,235.80

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2002-6:                        N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-6:                                              $        0.00

XX. Series 2003-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                    Series                 Total Investor             Transferors
A. Investor/Transferor Allocations                Allocations                 Interest                  Interest
----------------------------------                -----------              --------------             -----------

Invested /Transferor Amount at 12/26/04             1,091,658,137.54            920,000,000.00           171,658,137.54
Adjusted Invested Amount at 12/26/04                             N/A            920,000,000.00                      N/A
Collections of Finance Chg. Receivables               248,346,132.16            192,112,435.86            56,233,696.32
Collections of Principal Receivables                3,636,393,148.43          2,812,084,010.94           824,309,137.48
Defaulted Amount                                       55,727,976.49             43,045,656.92            12,682,319.57

Invested / Transferor Amounts at 12/25/05           1,221,251,866.87            920,000,000.00           301,251,866.87


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements             Class A               Class B              Interest                Total
--------------------------------------             --------              --------             ---------               -----

Monthly Interest Due                               26,759,319.39         2,810,654.65         3,426,023.51          32,995,997.54
Investor Default Amount                            35,512,666.96         3,443,652.55         4,089,337.41          43,045,656.92
Investor Monthly Fees Due                          15,180,000.00         1,472,000.00         1,748,000.00          18,399,999.96
Investor Additional Amounts Due                                -                    -                    -                      -
Total Due                                          77,451,986.35         7,726,307.19         9,263,360.91          94,441,654.46

Reallocated Investor Finance Charge Collections                                                                               N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions       Class A               Class B              Interest                Total
--------------------------------------------       --------              --------             ---------               -----

Certificates Balance at 12/26/04                   759,000,000.00        73,600,000.00        87,400,000.00         920,000,000.00
Interest Distributions                              26,759,319.40         2,810,654.65         3,426,023.50          32,995,997.54
Principal Deposits - Prin. Funding Account                      -                    -                    -                      -
Principal Distributions                                         -                    -                    -                      -
Total Distributions                                 26,759,319.40         2,810,654.65         3,426,023.50          32,995,997.54
Certificates Balance at 12/25/05                   759,000,000.00        73,600,000.00        87,400,000.00         920,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         35.26

      2.   Amount in respect of Class A Monthly Interest    $         35.26

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $          0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $          0.00

      5.   Amount in respect of Class A Principal           $          0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $          0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $          0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $          0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $          0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         38.19

      2.   Amount in respect of Class B Monthly Interest    $         38.19

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $          0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $          0.00

      5.   Amount in respect of Class B Principal           $          0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $          0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $         0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $         0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $         0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $ 3,426,023.50

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $ 3,426,023.50

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $         0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $         0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $         0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $         0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $         0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2003-1:                        N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $         0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-1:                                              $         0.00

XXI. Series 2003-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                      Series             Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations              Interest             Interest
----------------------------------                 -----------           --------------        ------------

Invested /Transferor Amount at 12/26/04            1,305,243,425.32      1,100,000,000.00      205,243,425.32
Adjusted Invested Amount at 12/26/04                            N/A      1,100,000,000.00                 N/A
Collections of Finance Chg. Receivables              296,935,592.80        229,699,651.57       67,235,941.25
Collections of Principal Receivables               4,347,861,373.12      3,362,274,360.91      985,587,012.21
Defaulted Amount                                      66,631,276.23         51,467,633.27       15,163,642.96

Invested / Transferor Amounts at 12/25/05          1,460,192,449.52      1,100,000,000.00      360,192,449.52


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A                Class B             Interest              Total
--------------------------------------               --------               --------            ---------             -----

Monthly Interest Due                                  31,994,838.40          3,333,872.01        4,096,332.45        39,425,042.87
Investor Default Amount                               42,460,797.45          4,117,410.66        4,889,425.16        51,467,633.27
Investor Monthly Fees Due                             18,150,000.00          1,760,000.00        2,090,000.00        21,999,999.96
Investor Additional Amounts Due                                   -                     -                   -                    -
Total Due                                             92,605,635.86          9,211,282.66       11,075,757.61       112,892,676.13

Reallocated Investor Finance Charge Collections                                                                                N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A                Class B             Interest              Total
--------------------------------------------         --------               --------            ---------             -----

Certificates Balance at 12/26/04                     907,500,000.00         88,000,000.00      104,500,000.00     1,100,000,000.00
Interest Distributions                                31,994,838.40          3,333,872.02        4,096,332.45        39,425,042.87
Principal Deposits - Prin. Funding Account                        -                     -                   -                    -
Principal Distributions                                           -                     -                   -                    -
Total Distributions                                   31,994,838.40          3,333,872.02        4,096,332.45        39,425,042.87
Certificates Balance at 12/25/05                     907,500,000.00         88,000,000.00      104,500,000.00     1,100,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $       35.26

      2.   Amount in respect of Class A Monthly Interest    $       35.26

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class A Principal           $        0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $        0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $        0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $        0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $        0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $       37.88

      2.   Amount in respect of Class B Monthly Interest    $       37.88

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class B Principal           $        0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $        0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $4,096,332.45

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $4,096,332.45

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2003-2                         N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-2:                                              $        0.00

XXII. Series 2003-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations            Interest              Interest
----------------------------------                   -----------          --------------        -----------

Invested /Transferor Amount at 12/26/04                889,938,699.08       750,000,000.00      139,938,699.08
Adjusted Invested Amount at 12/26/04                              N/A       750,000,000.00                 N/A
Collections of Finance Chg. Receivables                202,456,086.00       156,613,398.78       45,842,687.21
Collections of Principal Receivables                 2,964,450,936.22     2,292,459,791.53      671,991,144.69
Defaulted Amount                                        45,430,415.61        35,091,568.14       10,338,847.47

Invested / Transferor Amounts at 12/25/05              995,585,761.04       750,000,000.00      245,585,761.04


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                 Class A               Class B             Interest             Total
--------------------------------------                 --------              --------            ---------            -----

Monthly Interest Due                                    21,814,662.55         2,260,961.22        2,792,953.94       26,868,577.71
Investor Default Amount                                 28,950,543.72         2,807,325.45        3,333,698.97       35,091,568.14
Investor Monthly Fees Due                               12,375,000.00         1,200,000.00        1,425,000.00       15,000,000.00
Investor Additional Amounts Due                                     -                    -                   -                   -
Total Due                                               63,140,206.26         6,268,286.69        7,551,652.92       76,960,145.85

Reallocated Investor Finance Charge Collections                                                                                N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions           Class A               Class B             Interest             Total
--------------------------------------------           --------              --------            ---------            -----

Certificates Balance at 12/26/04                       618,750,000.00        60,000,000.00       71,250,000.00      750,000,000.00
Interest Distributions                                  21,814,662.55         2,260,961.23        2,792,953.95       26,868,577.71
Principal Deposits - Prin. Funding Account                          -                    -                   -                   -
Principal Distributions                                             -                    -                   -                   -
Total Distributions                                     21,814,662.55         2,260,961.23        2,792,953.95       26,868,577.71
Certificates Balance at 12/25/05                       618,750,000.00        60,000,000.00       71,250,000.00      750,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $       35.26

      2.   Amount in respect of Class A Monthly Interest    $       35.26

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class A Principal           $        0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $        0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $        0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $        0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $        0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $       37.68

      2.   Amount in respect of Class B Monthly Interest    $       37.68

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class B Principal           $        0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $        0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $2,792,953.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $2,792,953.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2003-3                         N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-3:                                              $        0.00

XXIII. Series 2003-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations              Interest             Interest
----------------------------------                   -----------           --------------        -----------

Invested /Transferor Amount at 12/26/04                806,877,753.83        680,000,000.00      126,877,753.83
Adjusted Invested Amount at 12/26/04                              N/A        680,000,000.00                 N/A
Collections of Finance Chg. Receivables                183,560,184.64        141,996,148.23       41,564,036.41
Collections of Principal Receivables                 2,687,768,848.84      2,078,496,877.65      609,271,971.18
Defaulted Amount                                        41,190,243.49         31,816,355.11        9,373,888.38

Invested / Transferor Amounts at 12/25/05              902,664,423.34        680,000,000.00      222,664,423.34


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                 Class A                Class B             Interest            Total
--------------------------------------                 --------               --------            ---------           -----

Monthly Interest Due                                     9,940,580.00            775,200.00        2,205,433.70      12,921,213.70
Investor Default Amount                                 27,521,147.17          1,908,981.31        2,386,226.63      31,816,355.11
Investor Monthly Fees Due                               11,764,000.00            816,000.00        1,020,000.00      13,599,999.96
Investor Additional Amounts Due                                     -                     -                   -                  -
Total Due                                               49,225,727.16          3,500,181.30        5,611,660.33      58,337,568.83

Reallocated Investor Finance Charge Collections                                                                                N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions           Class A                Class B             Interest            Total
--------------------------------------------           --------               --------            ---------           -----

Certificates Balance at 12/26/04                       588,200,000.00         40,800,000.00       51,000,000.00     680,000,000.00
Interest Distributions                                   9,940,580.04            775,200.00        2,205,433.70      12,921,213.70
Principal Deposits - Prin. Funding Account                          -                     -                   -                  -
Principal Distributions                                             -                     -                   -                  -
Total Distributions                                      9,940,580.04            775,200.00        2,205,433.70      12,921,213.70
Certificates Balance at 12/25/05                       588,200,000.00         40,800,000.00       51,000,000.00     680,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $       16.90

      2.   Amount in respect of Class A Monthly Interest    $       16.90

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class A Principal           $        0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $        0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $        0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $        0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $        0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $       19.00

      2.   Amount in respect of Class B Monthly Interest    $       19.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class B Principal           $        0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $        0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $2,205,433.70

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $2,205,433.70

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2003-4:                        N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-4:                                              $        0.00

XXIV. Series 2004-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------          --------------       -----------

Invested /Transferor Amount at 12/26/04                 949,267,945.68       800,000,000.00     149,267,945.68
Adjusted Invested Amount at 12/26/04                               N/A       800,000,000.00                N/A
Collections of Finance Chg. Receivables                 215,953,158.40       167,054,292.05      48,898,866.36
Collections of Principal Receivables                  3,162,080,998.63     2,445,290,444.30     716,790,554.33
Defaulted Amount                                         48,459,109.99        37,431,006.02      11,028,103.97

Invested / Transferor Amounts at 12/25/05             1,061,958,145.10       800,000,000.00     261,958,145.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                  Class A               Class B            Interest             Total
--------------------------------------                  --------              --------           ---------            -----

Monthly Interest Due                                     23,348,394.88         2,200,294.55       2,858,753.46       28,407,442.90
Investor Default Amount                                  31,254,890.02         2,807,325.45       3,368,790.54       37,431,006.02
Investor Monthly Fees Due                                13,360,000.00         1,200,000.00       1,440,000.00       15,999,999.96
Investor Additional Amounts Due                                      -                    -                  -                   -
Total Due                                                67,963,284.93         6,207,620.01       7,667,544.01       81,838,448.88

Reallocated Investor Finance Charge Collections                                                                                N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions            Class A               Class B            Interest             Total
--------------------------------------------            --------              --------           ---------            -----

Certificates Balance at 12/26/04                        668,000,000.00        60,000,000.00      72,000,000.00      800,000,000.00
Interest Distributions                                   23,348,394.88         2,200,294.55       2,858,753.46       28,407,442.90
Principal Deposits - Prin. Funding Account                           -                    -                  -                   -
Principal Distributions                                              -                    -                  -                   -
Total Distributions                                      23,348,394.88         2,200,294.55       2,858,753.46       28,407,442.90
Certificates Balance at 12/25/05                        668,000,000.00        60,000,000.00      72,000,000.00      800,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $       34.95

      2.   Amount in respect of Class A Monthly Interest    $       34.95

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class A Principal           $        0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $        0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $        0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $        0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $        0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $        36.67

      2.   Amount in respect of Class B Monthly Interest    $        36.67

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $         0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $         0.00

      5.   Amount in respect of Class B Principal           $         0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $        0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $2,858,753.46

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $2,858,753.46

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2004-1:                       N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-1:                                              $        0.00

XXV. Series 2004-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series            Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations             Interest             Interest
----------------------------------                      -----------          ---------------       -----------

Invested /Transferor Amount at 12/26/04                   474,633,972.84       400,000,000.00       74,633,972.84
Adjusted Invested Amount at 12/26/04                                 N/A       400,000,000.00                 N/A
Collections of Finance Chg. Receivables                   107,976,579.20        83,527,146.01       24,449,433.18
Collections of Principal Receivables                    1,581,040,499.32     1,222,645,222.15      358,395,277.17
Defaulted Amount                                           24,229,554.99        18,715,503.01        5,514,051.99

Invested / Transferor Amounts at 12/25/05                 530,979,072.55       400,000,000.00      130,979,072.55


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest            Total
--------------------------------------                    --------              --------            ---------           -----

Monthly Interest Due                                       11,978,137.44         1,136,547.28        1,473,056.73      14,587,741.43
Investor Default Amount                                    15,627,445.01         1,403,662.73        1,684,395.27      18,715,503.01
Investor Monthly Fees Due                                   6,680,000.00           600,000.00          720,000.00       8,000,000.04
Investor Additional Amounts Due                                        -                    -                   -                  -
Total Due                                                  34,285,582.45         3,140,210.01        3,877,451.99      41,303,244.46

Reallocated Investor Finance Charge Collections                                                                                  N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest            Total
--------------------------------------------              --------              --------            ---------           -----

Certificates Balance at 12/26/04                          334,000,000.00        30,000,000.00       36,000,000.00     400,000,000.00
Interest Distributions                                     11,978,137.44         1,136,547.28        1,473,056.73      14,587,741.43
Principal Deposits - Prin. Funding Account                             -                    -                   -                  -
Principal Distributions                                                -                    -                   -                  -
Total Distributions                                        11,978,137.44         1,136,547.28        1,473,056.73      14,587,741.43
Certificates Balance at 12/25/05                          334,000,000.00        30,000,000.00       36,000,000.00     400,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $       35.86

      2.   Amount in respect of Class A Monthly Interest    $       35.86

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class A Principal           $        0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $        0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $        0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $        0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $        0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $       37.88

      2.   Amount in respect of Class B Monthly Interest    $       37.88

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class B Principal           $        0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $        0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $1,473,056.73

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $1,473,056.73

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2004-2                         N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-2:                                              $        0.00

XXVI. Series 2004-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations             Interest            Interest
----------------------------------                     -----------          --------------       -----------

Invested /Transferor Amount at 12/26/04                  711,950,959.26       600,000,000.00     111,950,959.26
Adjusted Invested Amount at 12/26/04                                N/A       600,000,000.00                N/A
Collections of Finance Chg. Receivables                  161,964,868.80       125,290,719.03      36,674,149.77
Collections of Principal Receivables                   2,371,560,748.97     1,833,967,833.22     537,592,915.75
Defaulted Amount                                          36,344,332.49        28,073,254.51       8,271,077.98

Invested / Transferor Amounts at 12/25/05                796,468,608.83       600,000,000.00     196,468,608.83


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest             Total
--------------------------------------                   --------              --------           ---------            -----

Monthly Interest Due                                      22,707,000.00         1,365,000.00       1,867,008.97       25,939,008.96
Investor Default Amount                                   24,423,731.43         1,403,662.73       2,245,860.36       28,073,254.51
Investor Monthly Fees Due                                 10,440,000.00           600,000.00         960,000.00       12,000,000.00
Investor Additional Amounts Due                                       -                    -                  -                   -
Total Due                                                 57,570,731.42         3,368,662.72       5,072,869.30       66,012,263.49

Reallocated Investor Finance Charge Collections                                                                                 N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest             Total
--------------------------------------------             --------              --------           ---------            -----

Certificates Balance at 12/26/04                         522,000,000.00        30,000,000.00      48,000,000.00      600,000,000.00
Interest Distributions                                    22,707,000.00         1,365,000.00       1,867,008.96       25,939,008.96
Principal Deposits - Prin. Funding Account                            -                    -                  -                   -
Principal Distributions                                               -                    -                  -                   -
Total Distributions                                       22,707,000.00         1,365,000.00       1,867,008.96       25,939,008.96
Certificates Balance at 12/25/05                         522,000,000.00        30,000,000.00      48,000,000.00      600,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $       43.50

      2.   Amount in respect of Class A Monthly Interest    $       43.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class A Principal           $        0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $        0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $        0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $        0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $        0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $       45.50

      2.   Amount in respect of Class B Monthly Interest    $       45.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class B Principal           $        0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $        0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $1,867,008.96

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $1,867,008.96

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2004-3:                        N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-3:                                              $        0.00

XXVII. Series 2004-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations              Interest            Interest
----------------------------------                    -----------           --------------       ------------

Invested /Transferor Amount at 12/26/04               1,305,243,425.32      1,100,000,000.00     205,243,425.32
Adjusted Invested Amount at 12/26/04                               N/A      1,100,000,000.00                N/A
Collections of Finance Chg. Receivables                 296,935,592.80        229,699,651.57      67,235,941.25
Collections of Principal Receivables                  4,347,861,373.12      3,362,274,360.91     985,587,012.21
Defaulted Amount                                         66,631,276.23         51,467,633.27      15,163,642.96

Invested / Transferor Amounts at 12/25/05             1,460,192,449.52      1,100,000,000.00     360,192,449.52


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest              Total
--------------------------------------                  --------               --------           ---------             -----

Monthly Interest Due                                     32,196,913.51          3,050,430.01       3,850,706.01        39,098,049.53
Investor Default Amount                                  42,975,473.78          3,860,072.50       4,632,086.99        51,467,633.27
Investor Monthly Fees Due                                18,370,000.00          1,650,000.00       1,980,000.00        21,999,999.96
Investor Additional Amounts Due                                      -                     -                  -                    -
Total Due                                                93,542,387.28          8,560,502.52      10,462,793.00       112,565,682.81

Reallocated Investor Finance Charge Collections                                                                                  N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest              Total
--------------------------------------------            --------               --------           ---------             -----

Certificates Balance at 12/26/04                       918,500,000.00         82,500,000.00      99,000,000.00     1,100,000,000.00
Interest Distributions                                  32,196,913.51          3,050,430.01       3,850,706.01        39,098,049.53
Principal Deposits - Prin. Funding Account                          -                     -                  -                    -
Principal Distributions                                             -                     -                  -                    -
Total Distributions                                     32,196,913.51          3,050,430.01       3,850,706.01        39,098,049.53
Certificates Balance at 12/25/05                       918,500,000.00         82,500,000.00      99,000,000.00     1,100,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $       35.05

      2.   Amount in respect of Class A Monthly Interest    $       35.05

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class A Principal           $        0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $        0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $        0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $        0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $        0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $       36.97

      2.   Amount in respect of Class B Monthly Interest    $       36.97

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $        0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $        0.00

      5.   Amount in respect of Class B Principal           $        0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $        0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $        0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $        0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $        0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $3,850,706.01

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $3,850,706.01

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $        0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $        0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $        0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $        0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $        0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2004-4:                        N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $        0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-4:                                              $        0.00

XXVIII. Series 2004-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                      Series         Total Investor       Transferors
A. Investor/Transferor Allocations                 Allocations          Interest            Interest
----------------------------------                 -----------          --------            --------
Invested /Transferor Amount at 12/26/04          1,186,584,932.11   1,000,000,000.00     186,584,932.11
Adjusted Invested Amount at 12/26/04                          N/A   1,000,000,000.00                N/A
Collections of Finance Chg. Receivables            269,941,448.00     208,817,865.05      61,123,582.95
Collections of Principal Receivables             3,952,601,248.29   3,056,613,055.37     895,988,192.92
Defaulted Amount                                    60,573,887.48      46,788,757.52      13,785,129.97

Invested / Transferor Amounts at 12/25/05        1,327,447,681.38   1,000,000,000.00     327,447,681.38


-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
B. Monthly Period Funding Requirements              Class A               Class B            Interest              Total
--------------------------------------              --------             --------            ---------             -----

Monthly Interest Due                                29,269,921.38       2,750,368.19       3,491,541.83        35,511,831.39
Investor Default Amount                             39,068,612.53       3,509,156.81       4,210,988.18        46,788,757.52
Investor Monthly Fees Due                           16,700,000.00       1,500,000.00       1,800,000.00        20,000,000.04
Investor Additional Amounts Due                                 -                  -                  -                    -
Total Due                                           85,038,533.89       7,759,525.01       9,502,530.01       102,300,588.91

Reallocated Investor Finance Charge Collections                                                                          N/A

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B             Interest              Total
--------------------------------------------        --------            --------            ---------             -----

Certificates Balance at 12/26/04                   835,000,000.00      75,000,000.00      90,000,000.00     1,000,000,000.00
Interest Distributions                              29,269,921.37       2,750,368.18       3,491,541.84        35,511,831.39
Principal Deposits - Prin. Funding Account                      -                  -                  -                    -
Principal Distributions                                         -                  -                  -                    -
Total Distributions                                 29,269,921.37       2,750,368.18       3,491,541.84        35,511,831.39
Certificates Balance at 12/25/05                   835,000,000.00      75,000,000.00      90,000,000.00     1,000,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            35.05

      2.   Amount in respect of Class A Monthly Interest    $            35.05

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            36.67

      2.   Amount in respect of Class B Monthly Interest    $            36.67

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,491,541.84

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,491,541.84

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2004-5:                             N/A


K.   Aggregate Available Principal Collections treated
as Shared Principal Collections:                            $             0.00

L. Amount of Series Enhancement drawn upon and allocated to
Series 2004-5:                                              $             0.00

XXIX. Series 2005-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series              Total Investor      Transferors
A. Investor/Transferor Allocations                 Allocations              Interest           Interest
----------------------------------                 -----------              --------           --------

Invested /Transferor Amount at 12/26/04                          -                    -                 -
Adjusted Invested Amount at 12/26/04                           N/A                    -               N/A
Collections of Finance Chg. Receivables             135,538,141.14       104,854,603.12     30,683,538.02
Collections of Principal Receivables              1,978,593,783.75     1,529,982,693.58    448,611,090.17
Defaulted Amount                                     30,305,796.94        23,402,572.59      6,903,224.35

Invested / Transferor Amounts at 12/25/05           796,468,608.83       600,000,000.00    196,468,608.83


----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest           Total
--------------------------------------                --------              --------          ---------          -----

Monthly Interest Due                                 14,915,559.49         1,373,358.41      1,742,215.10     18,031,132.99
Investor Default Amount                              19,541,148.11         1,755,192.94      2,106,231.53     23,402,572.59
Investor Monthly Fees Due                             8,350,000.00           750,000.00        900,000.00     10,000,000.00
Investor Additional Amounts Due                                  -                    -                 -                 -
Total Due                                            42,806,707.60         3,878,551.36      4,748,446.63     51,433,705.60

Reallocated Investor Finance Charge Collections                                                                         N/A

----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest           Total
--------------------------------------------          --------              --------          ---------          -----

Certificates Balance at 12/26/04                                 -                    -                 -                 -
Interest Distributions                               14,915,559.49         1,373,358.42      1,742,215.11     18,031,132.99
Principal Deposits - Prin. Funding Account                       -                    -                 -                 -
Principal Distributions                                          -                    -                 -                 -
Total Distributions                                  14,915,559.49         1,373,358.42      1,742,215.11     18,031,132.99
Certificates Balance at 12/25/05                    501,000,000.00        45,000,000.00     54,000,000.00    600,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            29.77

      2.   Amount in respect of Class A Monthly Interest    $            29.77

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            30.52

      2.   Amount in respect of Class B Monthly Interest    $            30.52

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,742,215.11

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,742,215.11

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-1:                                              $             0.00

XXX. Series 2005-2 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor     Transferors
A. Investor/Transferor Allocations                   Allocations          Interest          Interest
----------------------------------                   -----------          --------          --------
Invested /Transferor Amount at 12/26/04                         -                   -                 -
Adjusted Invested Amount at 12/26/04                          N/A                   -               N/A
Collections of Finance Chg. Receivables            135,538,141.14      104,854,603.12     30,683,538.02
Collections of Principal Receivables             1,978,593,783.75    1,529,982,693.58    448,611,090.17
Defaulted Amount                                    30,305,796.94       23,402,572.59      6,903,224.35

Invested / Transferor Amounts at 12/25/05          796,468,608.83      600,000,000.00    196,468,608.83


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                 Class A              Class B           Interest            Total
--------------------------------------                 --------             --------          ---------           -----

Monthly Interest Due                                15,206,835.33        1,433,158.41      1,813,975.10      18,453,968.84
Investor Default Amount                             19,541,148.11        1,755,192.94      2,106,231.53      23,402,572.59
Investor Monthly Fees Due                            8,350,000.00          750,000.00        900,000.00      10,000,000.00
Investor Additional Amounts Due                                 -                   -                 -                  -
Total Due                                           43,097,983.44        3,938,351.36      4,820,206.63      51,856,541.42

Reallocated Investor Finance Charge Collections                                                                        N/A

---------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A              Class B           Interest            Total
--------------------------------------------           --------             --------          ---------           -----

Certificates Balance at 12/26/04                                -                   -                 -                  -
Interest Distributions                              15,206,835.35        1,433,158.42      1,813,975.11      18,453,968.84
Principal Deposits - Prin. Funding Account                      -                   -                 -                  -
Principal Distributions                                         -                   -                 -                  -
Total Distributions                                 15,206,835.35        1,433,158.42      1,813,975.11      18,453,968.84
Certificates Balance at 12/25/05                   501,000,000.00       45,000,000.00     54,000,000.00     600,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            30.35

      2.   Amount in respect of Class A Monthly Interest    $            30.35

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            31.85

      2.   Amount in respect of Class B Monthly Interest    $            31.85

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $            0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $            0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $            0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $    1,813,975.11

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $    1,813,975.11

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $            0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $            0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $            0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $            0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $            0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-2:                            N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $            0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-2:                                              $            0.00

XXXI. Series 2005-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations         Interest            Interest
----------------------------------                   -----------         --------            --------
Invested /Transferor Amount at 12/26/04                          -                 -                  -
Adjusted Invested Amount at 12/26/04                           N/A                 -                N/A
Collections of Finance Chg. Receivables             110,663,867.70     86,996,284.94      23,667,582.76
Collections of Principal Receivables              1,592,876,780.30  1,252,278,804.04     340,597,976.27
Defaulted Amount                                     24,188,281.96     18,992,092.08       5,196,189.88

Invested / Transferor Amounts at 12/25/05           929,213,376.97    700,000,000.00     229,213,376.97


-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
B. Monthly Period Funding Requirements                Class A            Class B            Interest              Total
--------------------------------------                --------           --------           ---------             -----

Monthly Interest Due                                 13,150,608.35      1,224,884.03       1,511,055.84        15,886,548.23
Investor Default Amount                              15,858,396.88      1,424,406.91       1,709,288.29        18,992,092.08
Investor Monthly Fees Due                             6,819,166.67        612,500.00         735,000.00         8,166,666.69
Investor Additional Amounts Due                                  -                 -                  -                    -
Total Due                                            35,828,171.89      3,261,790.93       3,955,344.14        43,045,306.97

Reallocated Investor Finance Charge Collections                                                                          N/A

-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions          Class A            Class B            Interest              Total
--------------------------------------------          --------           --------           ---------             -----

Certificates Balance at 12/26/04                                 -                 -                  -                    -
Interest Distributions                               13,150,608.35      1,224,884.04       1,511,055.84        15,886,548.23
Principal Deposits - Prin. Funding Account                       -                 -                  -                    -
Principal Distributions                                          -                 -                  -                    -
Total Distributions                                  13,150,608.35      1,224,884.04       1,511,055.84        15,886,548.23
Certificates Balance at 12/25/05                    584,500,000.00     52,500,000.00      63,000,000.00       700,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            22.50

      2.   Amount in respect of Class A Monthly Interest    $            22.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            23.33

      2.   Amount in respect of Class B Monthly Interest    $            23.33

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,511,055.84

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,511,055.84

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-3:                                              $             0.00

XXXII. Series 2005-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                       Series            Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations            Interest           Interest
----------------------------------                   -----------            --------           --------
Invested /Transferor Amount at 12/26/04                          -                  -                  -
Adjusted Invested Amount at 12/26/04                           N/A                  -                N/A
Collections of Finance Chg. Receivables              79,045,619.79      62,140,203.53      16,905,416.26
Collections of Principal Receivables              1,137,769,128.79     894,484,860.03     243,284,268.76
Defaulted Amount                                     17,277,344.26      13,565,780.05       3,711,564.20

Invested / Transferor Amounts at 12/25/05           663,723,840.69     500,000,000.00     163,723,840.69


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A             Class B            Interest             Total
--------------------------------------                 --------            --------           ---------            -----

Monthly Interest Due                                  9,567,018.07         899,438.00       1,124,800.60       11,591,256.66
Investor Default Amount                              11,327,426.35       1,017,433.50       1,220,920.20       13,565,780.05
Investor Monthly Fees Due                             4,870,833.33         437,500.00         525,000.00        5,833,333.31
Investor Additional Amounts Due                                  -                  -                  -                   -
Total Due                                            25,765,277.74       2,354,371.50       2,870,720.81       30,990,370.06

Reallocated Investor Finance Charge Collections                                                                          N/A

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A              Class B            Interest             Total
--------------------------------------------          --------             --------           ---------            -----

Certificates Balance at 12/26/04                                 -                  -                  -                   -
Interest Distributions                                9,567,018.07         899,438.01       1,124,800.61       11,591,256.66
Principal Deposits - Prin. Funding Account                       -                  -                  -                   -
Principal Distributions                                          -                  -                  -                   -
Total Distributions                                   9,567,018.07         899,438.01       1,124,800.61       11,591,256.66
Certificates Balance at 12/25/05                    417,500,000.00      37,500,000.00      45,000,000.00      500,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            22.92

      2.   Amount in respect of Class A Monthly Interest    $            22.92

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            23.99

      2.   Amount in respect of Class B Monthly Interest    $            23.99

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25,
2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,124,800.61

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,124,800.61

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-4:                                              $             0.00

XXXIII. Series 2005-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations              Interest             Interest
-----------------------------------                 -----------           --------------        -----------

Invested /Transferor Amount at 12/26/04                             -                     -                   -
Adjusted Invested Amount at 12/26/04                              N/A                     -                 N/A
Collections of Finance Chg. Receivables                149,860,640.88        118,140,037.31       31,720,603.57
Collections of Principal Receivables                 2,137,380,805.25      1,685,389,343.22      451,991,462.03
Defaulted Amount                                        32,838,655.01         25,850,220.01        6,988,434.99

Invested / Transferor Amounts at 12/25/05            1,460,192,449.52      1,100,000,000.00      360,192,449.52


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                Class B             Interest              Total
--------------------------------------                --------               --------            ---------             -----

Monthly Interest Due                                   18,043,956.74          1,678,464.68        2,083,457.61        21,805,879.02
Investor Default Amount                                21,584,933.71          1,938,766.50        2,326,519.80        25,850,220.01
Investor Monthly Fees Due                               9,185,000.00            825,000.00          990,000.00        10,999,999.98
Investor Additional Amounts Due                                    -                     -                   -                    -
Total Due                                              48,813,890.45          4,442,231.18        5,399,977.40        58,656,099.03

Reallocated Investor Finance Charge Collections                                                                                  N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                Class B             Interest              Total
--------------------------------------------          --------               --------            ---------             -----

Certificates Balance at 12/26/04                                    -                     -                   -                    -
Interest Distributions                                  18,043,956.74          1,678,464.67        2,083,457.62        21,805,879.02
Principal Deposits - Prin. Funding Account                          -                     -                   -                    -
Principal Distributions                                             -                     -                   -                    -
Total Distributions                                     18,043,956.74          1,678,464.67        2,083,457.62        21,805,879.02
Certificates Balance at 12/25/05                       918,500,000.00         82,500,000.00       99,000,000.00     1,100,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.65

      2.   Amount in respect of Class A Monthly Interest    $            19.65

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            20.35

      2.   Amount in respect of Class B Monthly Interest    $            20.35

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,083,457.62

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,083,457.62

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-5:                                              $             0.00

XXXIV. Series 2005-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations              Interest             Interest
----------------------------------                    -----------           --------------        -----------

Invested /Transferor Amount at 12/26/04                              -                     -                   -
Adjusted Invested Amount at 12/26/04                               N/A                     -                 N/A
Collections of Finance Chg. Receivables                  79,973,795.77         63,057,481.98       16,916,313.78
Collections of Principal Receivables                  1,131,177,157.92        892,184,078.80      238,993,079.12
Defaulted Amount                                         17,819,072.25         14,025,757.40        3,793,314.85

Invested / Transferor Amounts at 12/25/05               929,213,376.97        700,000,000.00      229,213,376.97


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                  Class A                Class B             Interest             Total
--------------------------------------                  --------               --------            ---------            -----

Monthly Interest Due                                      9,806,080.84            911,819.04        1,123,442.85       11,841,342.72
Investor Default Amount                                  11,711,507.43          1,051,931.81        1,262,318.17       14,025,757.40
Investor Monthly Fees Due                                 4,870,833.33            437,500.00          525,000.00        5,833,333.35
Investor Additional Amounts Due                                      -                     -                   -                   -
Total Due                                                26,388,421.60          2,401,250.84        2,910,761.02       31,700,433.46

Reallocated Investor Finance Charge Collections                                                                                  N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions            Class A                Class B             Interest             Total
--------------------------------------------            --------               --------            ---------            -----

Certificates Balance at 12/26/04                                     -                     -                   -                   -
Interest Distributions                                    9,806,080.84            911,819.04        1,123,442.85       11,841,342.72
Principal Deposits - Prin. Funding Account                           -                     -                   -                   -
Principal Distributions                                              -                     -                   -                   -
Total Distributions                                       9,806,080.84            911,819.04        1,123,442.85       11,841,342.72
Certificates Balance at 12/25/05                        584,500,000.00         52,500,000.00       63,000,000.00      700,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.78

      2.   Amount in respect of Class A Monthly Interest    $            16.78

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            17.37

      2.   Amount in respect of Class B Monthly Interest    $            17.37

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,123,442.85

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,123,442.85

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-6:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-6:                                              $             0.00

XXXV. Series 2005-7 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------        -----------

Invested /Transferor Amount at 12/26/04                                -                    -                   -
Adjusted Invested Amount at 12/26/04                                 N/A                    -                 N/A
Collections of Finance Chg. Receivables                    79,973,795.77        63,057,481.98       16,916,313.78
Collections of Principal Receivables                    1,131,177,157.92       892,184,078.80      238,993,079.12
Defaulted Amount                                           17,819,072.25        14,025,757.40        3,793,314.85

Invested / Transferor Amounts at 12/25/05                 929,213,376.97       700,000,000.00      229,213,376.97


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest            Total
--------------------------------------                   --------              --------            ---------           -----

Monthly Interest Due                                        9,978,833.06           940,635.70        1,166,002.85      12,085,471.61
Investor Default Amount                                    11,711,507.43         1,051,931.81        1,262,318.17      14,025,757.40
Investor Monthly Fees Due                                   4,870,833.33           437,500.00          525,000.00       5,833,333.35
Investor Additional Amounts Due                                        -                    -                   -                  -
Total Due                                                  26,561,173.84         2,430,067.50        2,953,321.02      31,944,562.35

Reallocated Investor Finance Charge Collections                                                                                  N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest            Total
--------------------------------------------             --------              --------            ---------           -----

Certificates Balance at 12/26/04                                       -                    -                   -                  -
Interest Distributions                                      9,978,833.06           940,635.71        1,166,002.85      12,085,471.61
Principal Deposits - Prin. Funding Account                             -                    -                   -                  -
Principal Distributions                                                -                    -                   -                  -
Total Distributions                                         9,978,833.06           940,635.71        1,166,002.85      12,085,471.61
Certificates Balance at 12/25/05                          584,500,000.00        52,500,000.00       63,000,000.00     700,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            17.07

      2.   Amount in respect of Class A Monthly Interest    $            17.07

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            17.92

      2.   Amount in respect of Class B Monthly Interest    $            17.92

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,166,002.85

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,166,002.85

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-7:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-7:                                              $             0.00

XXXVI. Series 2005-8 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------           --------------        -----------

Invested /Transferor Amount at 12/26/04                            -                     -                   -
Adjusted Invested Amount at 12/26/04                             N/A                     -                 N/A
Collections of Finance Chg. Receivables                23,264,510.06         18,350,678.74        4,913,831.31
Collections of Principal Receivables                  326,254,606.98        257,344,266.82       68,910,340.16
Defaulted Amount                                        5,515,970.29          4,349,241.30        1,166,728.98

Invested / Transferor Amounts at 12/25/05             663,723,840.69        500,000,000.00      163,723,840.69


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                 Class A                Class B             Interest            Total
--------------------------------------                 --------               --------            ---------           -----

Monthly Interest Due                                    2,802,805.42            259,915.66          323,098.79       3,385,819.86
Investor Default Amount                                 3,631,616.49            326,193.10          391,431.72       4,349,241.30
Investor Monthly Fees Due                               1,391,666.67            125,000.00          150,000.00       1,666,666.66
Investor Additional Amounts Due                                    -                     -                   -                  -
Total Due                                               7,826,088.57            711,108.75          864,530.50       9,401,727.83

Reallocated Investor Finance Charge Collections                                                                               N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions           Class A                Class B             Interest            Total
--------------------------------------------           --------               --------            ---------           -----

Certificates Balance at 12/26/04                                   -                     -                   -                  -
Interest Distributions                                  2,802,805.42            259,915.66          323,098.79       3,385,819.86
Principal Deposits - Prin. Funding Account                         -                     -                   -                  -
Principal Distributions                                            -                     -                   -                  -
Total Distributions                                     2,802,805.42            259,915.66          323,098.79       3,385,819.86
Certificates Balance at 12/25/05                      417,500,000.00         37,500,000.00       45,000,000.00     500,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             6.71

      2.   Amount in respect of Class A Monthly Interest    $             6.71

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             6.93

      2.   Amount in respect of Class B Monthly Interest    $             6.93

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 25, 2005.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       323,098.79

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       323,098.79

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2005.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2005-8:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2005-8:                                              $             0.00